                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2014

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 4

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Long/Short Equity Index Fund

Class A: LSNAX / Class I: LSNIX / Class Y: LSNYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

Unconstrained Emerging Markets Bond Fund

Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2014.

VAN ECK FUNDS

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.

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CM COMMODITY INDEX FUND

(unaudited)

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned -19.76% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2014. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index).1 Unlike traditional indices, which tend to provide exposure only to short-term futures contracts, the CMC Index, with its constant maturity approach, diversifies exposure by rebalancing its concentration across multiple maturities on a monthly basis. By doing so, the CMC Index seeks to reduce the adverse effects of negative roll which can cause performance lag in traditional indices.

The CMC Index returned -18.69% during the period.2 The Fund and the CMC Index underperformed the Bloomberg Commodity Index (BCOM),3 which lost 17.01%, but outperformed the S&P® GSCI Index (SPGSCI),4 which lost 33.06%.

Market Overview

The first six months of 2014 was a period of continued global growth which was generally supportive of commodity demand. Despite disappointing first quarter growth in the U.S., there were expectations of a strong rebound in the second quarter. That said, the real story behind rising commodity prices in the first half of 2014 were unexpected supply disruptions in several markets and rising geopolitical tensions. For example, a late season drought in Brazil caused a significant rally in coffee prices.

In the second half of the year, however, as growth began to slow in Europe and emerging markets, commodity demand weakened considerably. Growth differentials widened between the U.S. and the rest of the world, and the U.S. dollar strengthened appreciably. The U.S. Dollar Index (DXY)5 gained 13.15% from mid-year through to the end of 2014 and gained 12.79% over the entire 12 month period. All these macro developments were negative for commodities. As perceptions of growth weakened and as the dollar strengthened, commodities across the board declined during the second half of the year.

The major story for commodities, though, was the decline in energy prices, which started in earnest in September and October, after having held mostly steady through the summer. Energy prices collapsed in the fourth quarter, as the Organization of the Petroleum Exporting Countries (OPEC), led by Saudi Arabia, surprised most market participants by deciding to maintain high oil production levels regardless of falling prices.

Many commodity prices have now fallen close to the marginal, all-in, cost of new production. We believe, therefore, that from a long-term perspective, such prices represent value, and that any pick up in global growth will be a positive development.

From a sector performance perspective, the CMC Index outperformed both indices in the energy sector and, substantially, in the livestock sector. It underperformed both indices only in the industrial metals sector.

January 1–December 31, 2014 Index Sector Performance
	CMC Index	BCOM	SPGSCI
Energy	-37.33%	-39.34%	-44.06%
Industrial Metals	-8.05%	-6.87%	-7.44%
Precious Metals	-5.62%	-6.71%	-4.11%
Agriculture	-9.31%	-9.22%	-10.73%
Livestock	21.38%	11.56%	14.22%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The performance shown for the indices does not reflect fees and charges, which are assessed with the purchase and ownership of the Fund. Indices are not securities in which investments can be made.

During the 12 month period, we continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMC Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMC Index’s commodity exposures and weights.

Fund Review—Performance Drivers

Fund performance for the 12 month period was derived primarily from swap contracts on the CMC Index. Contracts outstanding as of December 31, 2014 are presented in the Fund’s Schedule of Investments.

Of the five sectors represented in the CMC Index, the livestock sector was the best performer over the 12 month period and the only sector with positive performance, up 21.38%, with live cattle being the best performer within the sector.

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CM COMMODITY INDEX FUND

(unaudited)

Of the remaining four sectors, all of which detracted from overall performance during the 12 month period, the precious metals sector was the best performing, posting a return of -5.62%. Within the sector gold was the best performer. The energy sector was the worst performing sector, returning -37.33%, with gas/oil the worst performer.

The industrial metals sector (-8.05%) performed marginally better than the agriculture sector (-9.31%). Within the two sectors, nickel and coffee, respectively, were the best performers, with each posting positive returns.

Fund Review—Roll Yield

The roll yield6 of the CMC Index outperformed both the BCOM and SPGSCI in the livestock, industrial metals, and agriculture sectors. While the CMC Index benefited from positive performance in the livestock sector, the BCOM suffered from negative roll yield in all sectors except energy.

The CMC Index, BCOM and SPGSCI all suffered from negative roll yield in both the industrial and precious metals sectors. Each index benefited from positive roll yield in the energy sector.

				Industrial	Precious
From 12/31/2013	To 12/31/2014	Composite	Energy	Metals	Metals	Agriculture	Livestock
ROLL YIELD	CMC Index	0.90%	1.64%	-1.05%	-0.50%	-0.38%	12.35%
ROLL YIELD	BCOM	0.00%	2.65%	-2.22%	-0.51%	-1.15%	-0.25%
ROLL YIELD	SPGSCI	1.19%	2.16%	-1.66%	-0.38%	-2.69%	0.21%

Source: Van Eck Global, Bloomberg. Past performance is not guarantee of future results; current performance may be lower or higher that the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.” Please see the prospectus and summary prospectus for information on these and other risk considerations.

Van Eck offers an email update related to the commodity markets outlining how market fundamentals impact commodity investments from month to month. To subscribe to this update, please contact us at 800.826.2333 or visit vaneck.com to register and subscribe.

2

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Roland Morris, Jr. Co-Portfolio Manager	Gregory F. Krenzer Co-Portfolio Manager

January 20, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 28 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture, and livestock.
[2]	The Fund is passively managed and may not hold each CMC Index component in the same weighting as the CMC Index and is subject to certain expenses that the CMC Index is not. The Fund thus may not exactly replicate the performance of the CMC Index.
[3]	Bloomberg Commodity Index (BCOM) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.
[4]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.
[5]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
[6]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] – 1.
3

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-CMCAX	Class A-CMCAX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[1]	Charge	CMC Index
One Year	(24.35)%	(19.76)%	(18.69)%
Life (since 12/31/10)	(10.27)%	(8.94)%	(7.65)%

Average Annual	Class I-COMIX	Class I-COMIX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[2]	Charge	CMC Index
One Year	n/a	(19.69)%	(18.69)%
Life (since 12/31/10)	n/a	(8.68)%	(7.65)%

Average Annual	Class Y-CMCYX	Class Y-CMCYX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[3]	Charge	CMC Index
One Year	n/a	(19.71)%	(18.69)%
Life (since 12/31/10)	n/a	(8.72)%	(7.65)%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
4

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I, and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.28% / Net Expense Ratio 0.95%
[2]	I Shares: no sales or redemption charges Gross Expense Ratio 0.85% / Net Expense Ratio 0.65%
[3]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.00% / Net Expense Ratio 0.70%

Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 28 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture, and livestock.

5

EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) returned -0.70% (Class A shares, excluding sales charge) during the 12 month period ending December 31, 2014, and outperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which declined 1.82% over the same period. We are very pleased to report that it also outperformed the index over the previous five years (Class A shares, excluding sales charges) by an annualized 4.18%.

Despite somewhat of a choppy year, the Fund still outperformed the index in 2014. We believe this outperformance underlines not only the strength of our philosophy, but also our robust, replicable, investment processes. We will continue to concentrate on rigorous fundamental bottom-up analysis designed to identify and invest in companies with strong structural growth prospects.

2014 saw both bouts of “risk off” relating to emerging markets and times when, because of heavy inflows into passive emerging markets products designed to track market capitalization-based indices, some of the more cyclical, state-owned emerging markets heavyweights (which we tend not to own) were apt to outperform. In addition, as in the case, particularly, of China (and its banks) this last year, outperformance in such stocks was also often related to political change which can improve the prospects of these enterprises.

Over the long run, however, we firmly believe that focusing on well-run companies generates better returns. When compared with the MSCI EM Index, the Fund may have underperformed in terms of allocation by country, but, in keeping with the whole ethos of its investment philosophy and processes, it outperformed significantly in terms of stock selection.

Fund Review

The Indian market was an excellent contributor to performance during 2014. There were two star performing stocks. One was the Fund’s long-term holding Adani Ports & Special Economic Zone (sold by Fund by period end). The company is the largest private port operator in India, controlled by one of the largest infrastructure conglomerates. Its operations continue to stand out as well run, with good infrastructure connections. These have allowed it to gain market share even though trade volumes have been somewhat lackluster in the recent past. Adding other port assets and scaling them up, while monetizing land assets, continues to provide strong secular growth in the context of an improvement in trade volume.

The other Indian holding was Axis Bank (2.3% of Fund net assets†), a high quality, non-state owned bank. The bank is not only well run, but is also funding itself increasingly through its checking and savings accounts, thereby providing itself with access to lower cost finance. The bank performed well on the prospect of interest rates moving down and a credit cycle commencing in India. The Fund gained considerable advantage from both its decision to remain significantly overweight in India compared to the benchmark throughout the year, and its stock selection in the country.

The Fund’s stock selection in Brazil was also particularly successful in 2014. This was driven by two stocks: Estacio Participacoes and BB Seguridade Participacoes (2.2% and 2.4% of Fund net assets†, respectively) were notable performers, despite overall economic conditions in Brazil being disappointing during the year. This continues to illustrate that we can often find strong structural growth stories which will perform even in lackluster environments.

Estacio Participacoes provides post-secondary school education in Brazil through campus programs and distance learning for undergraduates and post-graduate courses. It caters mostly to middle and lower income students. Government policy is strongly in favor of the sector, and the company, as one of the largest and best run in the sector, has been able to take advantage of consolidation opportunities to gain market share. A combination of strong student intake and an increase in the “ticket size” has created healthy revenue growth. The increased value of the brand will continue to help to protect margins in the long run.

BB Seguridade Participacoes is the insurance arm of Banco do Brasil, the largest Latin American-based bank. Its advantage is the ability to penetrate the bank’s clients with its insurance- and investment-related products. The bank has over 5,000 branches and the company has an exclusivity agreement. Insurance premiums paid as a percentage of GDP remain low in Brazil, implying a long runway of growth. In addition, its operating subsidiaries are actually joint ventures controlled by non-state owned stakeholders. This provides comfort to minority shareholders.

Elsewhere in Latin America, Copa Holdings (1.3% of Fund net assets†), the Panama-based airline serving Latin America, faced difficulties during the year and had to neutralize its position in Venezuela, where it was generating good cash flow, by cutting its capacity and redeploying it away from the lucrative Venezuelan routes to other, less profitable routes, elsewhere. It is still in the position of not knowing when, and at what rate, it can bring out from the country the monies it has been earning there. The combination of these two issues overwhelmed any benefit the airline might have gained from lower fuel prices.

6

The Fund employs an active, non-index driven approach including an agnostic approach to market capitalization. Among other things, this provides it with the flexibility to address not only interesting emerging opportunities, but also concerns in both companies and countries, should any arise.

Sometimes the approach is described as “all cap”, in reality, it is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in small- and mid-stocks. Two of our longer-term holdings which fall into that category contributed to portfolio performance, one positively and the other negatively.

Ezion Holdings (1.2% of Fund net assets†) is one of the Fund’s larger holdings. The company owns a fleet of oil service rigs, including liftboats (self-propelled service rigs), which had been benefitting from more emphasis on maintenance and repair in the energy sector in South East Asia and other areas in the world. While in the first six months of the year, the fear of increased supply, combined with some fabrication delays had investors more cautious, in the second half of the year, the company was hit particularly hard by the fall in oil prices.

On a more positive note, the Chinese company Wasion Group (1.4% of Fund net assets†) continues to set the standards for “smart” electrical grid meters in the country. We believe that the more efficient use of power, resulting from the likes of smart meters, is becoming an increasingly important theme in China (as it is elsewhere).

Overview

Broad emerging markets experienced a year of ups and downs, resulting in returns for the 12 month period that were both disappointing and demonstrated a failure to realize their inherent potential. The global economy appears still to be healing, albeit very gradually, with the U.S. as the brightest spot in terms of expectations. There continue to be concerns, however, that the recovery in the U.S. may be Capex,2 rather than consumer, driven. If it is, then, together with a lack of both conviction, and momentum to the asset class, this may not be to the advantage of emerging markets.

China was one market that performed well in 2014. While reforms continued, the economy still remained sluggish. It appears likely that, going forward, there will be some more government help in the form of increased liquidity, probably including a reserve rate requirement cut, in early 2015.

Following a year replete with elections in the emerging markets, the signs are positive following the decisive win for the Bharatiya Janata Party (BJP) in India, and particularly negative subsequent to Dilma Rousseff’s somewhat less decisive reelection as president in Brazil. In Indonesia, it remains to be seen just how successfully newly-elected President Joko Widodo is able to navigate the treacherous, and ever-shifting, shoals of the country’s parliamentary party politics.

With declining commodity, and especially energy, prices going into 2015, the prospects of inflation appear to be diminishing somewhat. We believe that, in turn, this improves the prospect of countries in the emerging markets reducing rates in the forthcoming year, notwithstanding rates potentially moving up in the U.S. While this may well narrow interest rate differentials with the U.S., and have significant implications for emerging markets currencies – typically the U.S. dollar would go up and the other countries’ currencies would go down – reduced rates should increase aggregate demand and create better conditions for domestic growth.

We still believe, however, that not only domestic politics, but also geopolitics, continue to have significant potential to cause trouble. For example, following events in 2014, Russia is now most probably headed into a deep recession next year as a result of both the impact of lower oil prices and a substantially weaker Ruble.

Strategy and Outlook

As we continue to see increasing idiosyncrasy in emerging markets, we still believe that the asset class should not be treated as simply a “beta block” on global growth. From country to country, there remain big differences in both prospects and stages of development. The Fund can therefore find many occasions to invest in companies that have truly attractive longer-term structural growth opportunities. Evidence of secular growth is apparent throughout the emerging markets. Globally, health care continues to be a major theme, both the ability to buy it and the need to address a propensity for adverse, particularly Western, health conditions. For example, two of the “fattest” countries in the world are Mexico and Saudi Arabia.3 Education in Brazil, the internet in North Asia, and consumers in Africa also remain important themes. The more obvious and larger stocks in these areas can, however, sometimes become over-valued, but the Fund continues to exercise strong valuation discipline and casts its net wide to construct a well-valued portfolio of structural growth beneficiaries.

7

EMERGING MARKETS FUND

(unaudited)

We seek to invest in companies that have a visible, persistent arc of growth, at a reasonable price. When it comes to management, we continue to look for capable stewards, and we remain unforgiving of bad decisions that disadvantage minority shareholders.

Macro considerations can still weigh on the Fund and can impact share prices in the shorter term. In China, for example, reforms have benefited, in particular, the larger and, often, less well run enterprises - companies that tend to dominate the indices. We believe, however, that the challenges that China still faces can create significant valuation opportunities for the Fund to invest in companies focused on the more forward-looking parts of the Chinese economy.

Looking forward to 2015, which we believe will provide us with further opportunities to outperform the index through selective investment in the emerging markets, we will continue to search diligently for investments that embody the Fund’s ethos of structural growth at a reasonable price.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

January 13, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.
[2]	Capex (capital expenditures) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.
[3]	Scoop Empire: Egypt, Kuwait and Saudi Arabia Top the World’s Fattest List, http://scoopempire.com/egypt-kuwait-saudi-arabia-top-fat-list/
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TOP TEN EQUITY HOLDINGS*

December 31, 2014 (unaudited)

Tech Mahindra Ltd.	2.6%
Naspers Ltd.	2.6%
Chongqing Rural Commercial Bank Co. Ltd.	2.5%
Baidu, Inc.	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
Largan Precision Co. Ltd.	2.4%
BB Seguridade Participacoes SA	2.4%
Axis Bank Ltd.	2.3%
Advanced Semiconductor Engineering, Inc.	2.3%
Estacio Participacoes SA	2.2%

*Percentage of net assets. Portfolio is subject to change.
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EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual	Class A-GBFAX	Class A-GBFAX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[1]	Charge	MSCI EM
One Year	(6.38)%	(0.70)%	(1.82)%
Five Year	5.05%	6.29%	2.11%
Ten Year	8.19%	8.84%	8.78%

Average Annual	Class C-EMRCX	Class C-EMRCX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[2]	Charge	MSCI EM
One Year	(2.56)%	(1.58)%	(1.82)%
Five Year	5.43%	5.43%	2.11%
Ten Year	8.08%	8.08%	8.78%

Average Annual	Class I-EMRIX	Class I-EMRIX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[3]	Charge	MSCI EM
One Year	n/a	(0.13)%	(1.82)%
Five Year	n/a	6.79%	2.11%
Life (since 12/31/07)	n/a	(0.10)%	(1.02)%

Average Annual	Class Y-EMRYX	Class Y-EMRYX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[4]	Charge	MSCI EM
One Year	n/a	(0.35)%	(1.82)%
Life (since 4/30/10)	n/a	5.67%	1.47%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
10

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.54% / Net Expense Ratio 1.54%
[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.46% / Net Expense Ratio 2.46%
[3]	I Shares: no sales or redemption charges Gross Expense Ratio 1.21% / Net Expense Ratio 1.00%
[4]	Y Shares: no sales or redemption charge Gross Expense Ratio 1.33% / Net Expense Ratio 1.16%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.60% for Class A, 2.50% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets (MSCI EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets calculated with dividends reinvested. The index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

11

GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) declined 19.41% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2014. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index (SPGINRTR)1 declined 9.77% for the same period. Two key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position and underperformance in the oil and gas exploration and production sub-sector and an underweight position in oil and gas storage and transportation sub-sector.

At the end of the annual period, energy was the Fund’s largest sector weighting, although this exposure remained underweight compared to its benchmark. Although the Fund’s average monthly weighting, to energy in 2014 was historically high relative to its 10-year historical average, over the course of the year, the Fund decreased its energy exposure and ended December with its lowest energy monthly weighting of the period under review. The Fund’s overall exposure to energy was reduced because of the rapid decline in the price of oil during the last four months of the year.

Within energy, the Fund was overweight the oil and gas drilling, oil and gas exploration and production, and oil and gas refining and marketing sub-sectors. The Fund was also overweight the agricultural products, diversified metals and mining, and gold sub-sectors. The Fund was significantly underweight integrated oil and gas companies throughout the annual period, having no allocation to the sub-sector at period end.

It should be noted that the Fund continues to employ a diversified natural resource strategy, and as such, has been historically underweight energy relative to the SPGINRTR, the Fund’s benchmark index. For example, the benchmark was approximately 85% energy as of December 31, whereas the Fund was approximately 68% energy. As a point of reference, the S&P® Global Natural Resources Index (SPGNRUT),2 which was approximately one third energy as of December 31, declined 10.18% for the 12 month period.

Overview

The most significant factor influencing the markets in which the Fund invested over the past 12 months was a deceleration in growth nearly everywhere except for the U.S. First and foremost, Europe continued to stagnate and faces disinflation/deflation. In addition, growth in the emerging markets failed to accelerate, Japan fell back into recession toward the end of the year following two quarters of negative growth, concerns about the headwinds faced by China persisted, the threat posed by ISIS in the Middle East became even more apparent, and the Russia/Ukraine crisis lead both to significant Ruble weakness, and penal interest rates. Commodities suffered accordingly.

Gold declined during the year. Platinum and palladium prices were down during the period following the labor strife in South Africa and on the back of moderating growth outlooks. The base metal markets, for example, iron ore and copper, also followed the trajectory of lower global growth, especially in the latter part of the year. Probably the best growing season in the U.S. caused grain prices to decline throughout the summer and into the fall. While West Texas Intermediate (WTI) crude prices fell nearly 46% over the 12 month period to end the year at $53.27 per barrel, North American (Henry Hub) natural gas also fell significantly, ending the year down approximately 32%.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance relative to the primary benchmark were fertilizers and agricultural chemicals, construction machinery and heavy trucks, and agricultural products. While the Fund had exposure to each of the above sub-sectors, the benchmark index had no exposure to any of them over the 12 month period.

The three weakest contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil and gas exploration and production, oil and gas storage and transportation, and oil and gas drilling.

The Fund’s strongest contributing individual positions were, in fact, all energy-related companies. The strongest contributors were EOG Resources and Diamondback Energy (3.8% and 2.5% of Fund net assets†, respectively) both oil and gas exploration and production companies, and both of which, despite being leveraged to shale oil, were able to significantly increase reserves and production. Oil and gas refining and marketing company, Tesoro (sold by Fund by period end) benefited from access to cheaper crude feedstocks.

The Fund’s three weakest contributors were two oil and gas exploration and production companies and a diversified metals and mining company. The shares of the two weakest of these, SM Energy and Afren (1.9% and 0.6% of Fund net assets, respectively†), fell on the back of instances of missed guidance, and, in Afren’s case, corporate governance issues (in which both the CEO and COO left the company). First Quantum Minerals (3.6% of Fund net assets†), a diversified metals and mining company, suffered because of a large Zambia presence where the threat of a potential adverse change in the tax regime overhung the stock.

12

Significant purchases by the Fund were made in the oil and gas storage and transportation and the oil and gas refining and marketing sub-sectors, which saw the establishment of two new positions in Kinder Morgan (2.1% of Fund net assets†) and Valero Energy (2.0% of Fund net assets†). During the 12 month period, a new position was also established in Freeport-McMoRan (1.9% of Fund net assets†), in the diversified metals and mining sub-sector.

The Fund’s largest sales during the period were the integrated oil and gas marketing company Occidental Petroleum, and the two oil and gas refining and marketing companies Tesoro and Hollyfrontier (all eliminated by the Fund by period end).

During the 12 month period, the Fund’s positions in the gold, diversified metals and mining, and steel sub-sectors increased. The Fund’s overall allocation to the energy sector was reduced, with the most significant decreases in allocation being in the oil and gas refining and marketing and the oil and gas equipment and services sub-sectors. However, the coal and consumable fuels, oil and gas exploration and production, and oil and gas storage and transportation sub-sectors saw increases in allocation.

Outlook

At the end of 2013, we noted seeing positive signs of possible inflections in GDP growth, particularly in developed markets. Indeed, the first eight months of 2014 were characterized by reasonably buoyant economic activity. However, the dramatic recalibration of global growth outlooks—particularly in Europe, Japan, and Russia/Ukraine—in late summer/early fall, lead to expectations of both slower growth and reduced commodity demand.

Although we anticipate a potentially sluggish outlook for crude during the first half of 2015, we are, however, much more optimistic for the second half of the year, with an expectation that Capex3 reductions in the oil and gas industry will, ultimately, result in a meaningful supply response. In addition, lower crude prices should result in increased demand.

The global mining restructuring story that has been unfolding over the past several years continues in its execution phase, with successful and unsuccessful companies starting to differentiate themselves more broadly. We still think that those companies that can execute on cost cutting and other enhancements to returns will outpace those who cannot. We also believe that we are beginning to see the effects of the Capex reductions which commenced in 2012 in the form of lower production outlooks for the likes of copper, the Fund’s biggest metal exposure.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset backed securities, and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

13

GLOBAL HARD ASSETS FUND

(unaudited)

We very much appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron Co-Portfolio Manager	Shawn Reynolds Co-Portfolio Manager

January 13, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2014.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.
[2]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
[3]	Capex (capital expenditures) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

TOP TEN EQUITY HOLDINGS*

December 31, 2014 (unaudited)

Glencore Xstrata Plc	5.4%
Schlumberger Ltd.	4.3%
Cimarex Energy Co.	4.1%
Consol Energy, Inc.	4.0%
Concho Resources, Inc.	3.8%
EOG Resources, Inc.	3.8%
Pioneer Natural Resources	3.8%
Anadarko Petroleum Corp.	3.7%
First Quantum Minerals Ltd	3.6%
Halliburton Co.	3.1%

*Percentage of net assets. Portfolio is subject to change.
14

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual	Class A-GHAAX	Class A-GHAAX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[1]	Charge	SPGINRTR	S&P 500
One Year	(24.05)%	(19.41)%	(9.77)%	13.69%
Five Year	(1.59)%	(0.42)%	4.28%	15.45%
Ten Year	7.33%	7.97%	7.65%	7.67%

Average Annual	Class C-GHACX	Class C-GHACX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[2]	Charge	SPGINRTR	S&P 500
One Year	(20.87)%	(20.07)%	(9.77)%	13.69%
Five Year	(1.21)%	(1.21)%	4.28%	15.45%
Ten Year	7.16%	7.16%	7.65%	7.67%

Average Annual	Class I-GHAIX	Class I-GHAIX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[3]	Charge	SPGINRTR	S&P 500
One Year	n/a	(19.12)%	(9.77)%	13.69%
Five Year	n/a	(0.04)%	4.28%	15.45%
Life (since 5/1/06)	n/a	2.34%	3.22%	7.61%

Average Annual	Class Y-GHAYX	Class Y-GHAYX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[4]	Charge	SPGINRTR	S&P 500
One Year	n/a	(19.22)%	(9.77)%	13.69%
Life (since 4/30/10)	n/a	(1.60)%	3.30%	14.93%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
15

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.43% / Net Expense Ratio 1.38%
[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.19% / Net Expense Ratio 2.19%
[3]	I Shares: no sales or redemption charges Gross Expense Ratio 1.02% / Net Expense Ratio 1.00%
[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.16% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

16

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) declined 6.10% (Class A shares, excluding sales charge) during the 12 month period ended December 31, 2014, while its benchmark, the NYSE Arca Gold Miners Index (GDMNTR),1 was down 11.99% over the same period. The Fund’s outperformance relative to the benchmark was primarily due to effective stock selection.

Gold Sector Overview

■	It was certainly an odd year for the gold market. There was a stark contrast in the drivers of performance between the first eight months and the final four months.
■	Early in the year, tensions in Thailand, Venezuela, Turkey, and Ukraine threatened regional, and possibly global, commerce and financial stability, and were supportive of gold as a safe haven, driving the price of gold to its yearly high of $1,383 per ounce on March 14.
■	Gold later declined as tensions steadied in Ukraine and stronger than expected U.S. data reports were released.
■	In June, growing Middle East tensions once again created demand for gold as a hedge against geopolitical risk, bringing it back above the $1,300 per ounce level. Through August 15, the gold price averaged $1,294 per ounce, closing at $1,304.83 per ounce on that day, which represented a year-to-date gain of $99.18 or 8.2%.
■	Those healthy gains evaporated throughout the rest of the year, primarily driven by U.S. dollar strength. Gold historically has an inverse correlation with the U.S. dollar. The U.S. Dollar Index (DXY)[2] rose 10.9% from August 15 to December 31, while gold dropped 9.2% during the same period.
■	The U.S. dollar rally has been fueled by several factors including the ongoing strength in the U.S. economy, contrasting with economic weakness in emerging markets; an unexpected rate cut announced by the European Central Bank (ECB) in September; plans for quantitative easing (QE) from the ECB and the Bank of Japan (BOJ); and the end of the Federal Reserve Bank’s (the “Fed”) QE program.
■	On October 31, gold fell below the $1,180 per ounce technical support level. It dropped to its year low of $1,140.65 per ounce on November 5. Subsequently, improving physical demand from India and China were supportive of gold, allowing it to bounce back above $1,200 per ounce by mid-December.
■	The end of the year brought on further selling pressure, and gold closed at $1,184.86 per ounce on December 31, 2014, a loss of $20.79 or 1.7% for the year. The gold price averaged $1,266 per ounce in 2014.
■	Notably, although flows out of global gold bullion exchange-traded products (ETPs) continued throughout the year, holdings declined by only 9.3% in 2014, compared to a drop of 33% during 2013.

With gold averaging almost $1,300 per ounce through the end of August, gold stocks were having a stellar year, significantly outperforming gold, as shown by the 26.54% and 36.32% gains in GDMNTR and Market Vectors Junior Gold Miners Index (MVGDXJTR),3 respectively. Throughout the year, companies remained focused on increasing their operating margins, maintaining healthy balance sheets, exercising capital discipline, and meeting expectations. Reported results were, in general, indicative of the companies’ success in turning around the sector to deliver better profitability and returns to shareholders. However, from the beginning of September, with the drop in the gold price, gold stocks took a hard fall, more than erasing the gains experienced earlier in the year. During 2014, GDMNTR fell 11.99% and MVGDXJTR declined 20.86%. While we are very disappointed with the performance of gold stocks, we are surprised at the magnitude of the loss given the steady improvements we have seen in company fundamentals. The fact that gold companies have shown significant progress in controlling costs and hitting production targets meant nothing as the gold market sold off. Nonetheless, earlier performance through August shows what the stocks are capable of in a positive market.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as in royalty and streaming companies, which have no operating costs. The Fund continues to be almost fully invested in equities in preparation from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. As of the end of December 2014, the Fund’s cash position represented 1.1% of assets.

Share price performance was mixed across the stocks held in the Fund. A little less than half of the Fund’s positions posted gains. Royal Gold (4.9% of Fund net assets†), one of the Fund’s top holdings, outperformed significantly and gained 37.8% during the period. We believe that this was driven primarily by the company’s attractive royalty business model, which keeps the company cash flow positive at low gold prices, and also by the company’s excellent track record of

17

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

growth. Yamana Gold (3.6% of Fund net assets†) underperformed, down 52.5%, likely due to a combination of factors including operating problems at its new mines and the divestment of some non-core assets. We believe the sell-off of Yamana shares was overdone. The stock represents good value, and we view its acquisition of a stake in Osisko Mining as positive in addition to its efforts to streamline its operations by divesting some non-core assets. Small-cap gold mining stocks, as represented by MVGDXJTR, fell 20.86% during 2014, underperforming relative to both gold bullion and the larger companies. However, 18 out of the 39 junior positions in the Fund posted gains, and 29 of the positions outperformed the MVGDXJTR.

Outlook

With the recent parabolic rise in the U.S. dollar, low inflation, falling energy prices, and a strong stock market, it is hard to argue with anything but a rosy outlook for the U.S. economy. While this has not been a good macro-economic environment for gold, we believe this rosy outlook is already reflected in the low gold prices of the past two years.

It is possible that over the course of 2015, the outlook for the global economy could become even rosier, as the rest of the world responds to QE, leading to synchronized global growth. This would likely be negative for gold. There are, however, a number of risks that could create headwinds to the economy and drive the price of gold upward in 2015 and over the longer term. The most immediate risk factor is the election in Greece currently set for late January, which may produce a government that is hostile towards European Union austerity and may seek to default on sovereign debt.

In addition, Russia has proven itself unpredictable and willing to engage in aggression that goes against Western norms. Low oil prices could weaken the Russian economy to some sort of breaking point where leadership becomes increasingly irrational and disruptive to the global economy.

In our view, the biggest risk to financial well-being is the radical monetary policies that are ongoing. While the Fed has ended QE, the BOJ and ECB are expected to print Yen and Euros that amount to over a trillion equivalent U.S. dollars to buy sovereign bonds and other financial assets. The Swiss National Bank has introduced negative interest rates aimed at devaluing the Swiss Franc. The intended benefit to local economies may not materialize. In the U.S., QE was effective at pumping up asset prices that mainly benefit the wealthy, but was not so good at stimulating the real economy from the bottom up. We question whether bubbles have formed in luxury condos, art, technology stocks, and bonds. The new ECB and BOJ liquidity and rate cuts could unintentionally fuel further excesses, especially in the U.S. where returns are relatively attractive and foreign investors could be led to invest in a reach for yield.

While the consensus is calling for Fed rate increases in 2015, since the credit crisis the Fed has always found a reason to postpone the increase. There are some interesting parallels between the current global economy and that of the 1997-1998 Asian financial crisis. Both periods share weak economies in Asia and Russia, falling commodities prices, and a robust U.S. economy. The late nineties saw the technology revolution, while today we are experiencing a revolution in energy through unconventional drilling technology. Despite the strong U.S. economy and benefits of technology, the Fed chose to cut rates in late 1998 in response to the weak global economy and a sharp drop in U.S. stocks. This helped propel a bubble in technology stocks that collapsed catastrophically less than two years later. It will be interesting to see whether international events again influence the Fed to pursue accommodative policies in 2015, as it did in 1998.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

18

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

January 13, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2014.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
[3]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

TOP TEN EQUITY HOLDINGS*

December 31, 2014 (unaudited)

Randgold Resources Ltd.	7.8%
Eldorado Gold Corp.	6.8%
B2Gold Corp.	6.6%
New Gold, Inc.	5.3%
Franco-Nevada Corp.	4.9%
Royal Gold, Inc.	4.9%
Agnico-Eagle Mines Ltd.	4.8%
Silver Wheaton Corp.	4.5%
Goldcorp, Inc.	4.3%
Yamana Gold, Inc.	3.6%

*Percentage of net assets. Portfolio is subject to change.
19

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual	Class A-INIVX	Class A-INIVX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[1]	Charge	GDMNTR	S&P 500
One Year	(11.50)%	(6.10)%	(11.99)%	13.69%
Five Year	(13.49)%	(12.47)%	(15.71)%	15.45%
Ten Year	3.51%	4.13%	(2.04)%	7.67%

Average Annual	Class C-IIGCX	Class C-IIGCX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[2]	Charge	GDMNTR	S&P 500
One Year	(7.63)%	(6.70)%	(11.99)%	13.69%
Five Year	(13.12)%	(13.12)%	(15.71)%	15.45%
Ten Year	3.40%	3.40%	(2.04)%	7.67%

Average Annual	Class I-INIIX	Class I-INIIX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[3]	Charge	GDMNTR	S&P 500
One Year	n/a	(5.60)%	(11.99)%	13.69%
Five Year	n/a	(12.14)%	(15.71)%	15.45%
Life (since 10/2/06)	n/a	0.62%	(6.59)%	7.71%

Average Annual	Class Y-INIYX	Class Y-INIYX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[4]	Charge	GDMNTR	S&P 500
One Year	n/a	(5.83)%	(11.99)%	13.69%
Life (since 4/30/10)	n/a	(15.50)%	(18.38)%	14.93%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
20

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.47% / Net Expense Ratio 1.45%
[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.34% / Net Expense Ratio 2.20%
[3]	I Shares: no sales or redemption charges Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%
[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.31% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

21

LONG/SHORT EQUITY INDEX FUND

(unaudited)

Dear Shareholder:

The Long/Short Equity Index Fund (the “Fund”), formerly called the Long/Short Equity Fund, gained 2.00% (Class A shares, excluding sales charge) for the 12 month period ended December 31, 2014.

As announced on July 9, 2014, effective September 17, 2014, the Fund’s name was changed from the “Long/Short Equity Fund” to the “Long/Short Equity Index Fund” and its investment objective was changed from “seeking total return” to “seeking to track, before fees and expenses, the performance of the Market Vectors® North America Long/Short Equity Index (the “Index”).”1 For the 12 months ended December 31, 2014 the Index returned 3.04% for the same period.

Fund Review

The Index computation uses a proprietary statistical model to identify a weighted set of indexed exchange-traded funds (ETFs) that reproduce the common returns of a universe of long/short equity hedge funds that invest primarily in equities listed on North American stock exchanges.2 Each month the Fund allocates its assets to long and short positions in the ETFs that the Index model selects. As the Index is constructed so that the sum of its gross long and short exposures always equals exactly 100%, the Fund never uses any leverage.3

The change in the Fund’s official objective from seeking total return to tracking the Index did not change in any way the Fund’s allocation of its assets to non-money market ETFs. Since its inception on December 12, 2013, the Fund has always aligned its non-cash allocations with those of the Index.

Over the course of the year the Fund allocated its assets to thirteen different indexed ETFs. On the long side of the portfolio, the largest and most recurring allocations were to ETFs holding portfolios of the S&P 500® Index4 and the Russell 2000 Growth5 and Value6 Indexes. In addition, the Fund held smaller episodic allocations to portfolios corresponding to the S&P 500® Growth7 and Value8 indexes, the Russell 2000 Index,9 industrial and consumer discretionary indexes, and a high yield bond index. Early in the year, the Fund took a short position in a long-term U.S. Treasury bond ETF. For much of the year it held a short position in a consumer staples index ETF.

The chart below compares the monthly returns of Class A shares of the Fund (LSNAX) with indexes for the S&P 500, the Russell 2000, and the HFRI Equity Hedge Index.10 The smaller variations in the monthly returns of the Fund in comparison to those of the S&P 500 and Russell 2000 indexes highlight the Fund’s commitment to risk control and capital preservation.

Source: Van Eck Global; FactSet. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Outlook

During 2014, the number of ETFs satisfying the minimum liquidity criteria for inclusion in the Index increased steadily.11 Going forward, this increase in eligible ETFs should improve the accuracy of the Index calculation in identifying the common exposures of the hedge funds it analyzes. Greater accuracy in the index calculation should also aid the Fund’s ability to

22

deliver its ultimate investment objective to its investors, capturing the systematic returns of North American-focused long/short equity hedge funds.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We look forward to your participation in the Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	Benjamin M. McMillan
Portfolio Manager	Deputy Portfolio Manager

January 26, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True a®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

[2]	“North American” means U.S. and Canadian exchanges only.

[3]	The Fund never holds any positions on margin, i.e., it never borrows money to pay for its positions. It also does not lend its holdings to other investors.

[4]	S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

[5]	Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.

[6]	Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe.

[7]	S&P 500® Growth Index measures the performance of the large-capitalization growth sector in the U.S. equity market.

[8]	S&P 500® Value Index measures the performance of the large-capitalization value sector in the U.S. equity market.

[9]	Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

[10]	HFRI Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities.

[11]	ETFs included in the MVLSNATR must have a market capitalization of more than $50 million, a three month daily trading value in excess of $1 million for at least three consecutive months, and a monthly trading volume of at least 250,000 shares for at least six consecutive months.
23

LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

	Class A-LSNAX	Class A-LSNAX
Average Total	After Maximum	Before Sales
Return 12/31/14	Sales Charge[1]	Charge	MVLSNATR
One Year	(3.91)%	2.00%	3.04%
Life (since 12/12/13)	(1.29)%	4.41%	5.48%

	Class I-LSNIX	Class I-LSNIX
Average Total	After Maximum	Before Sales
Return 12/31/14	Sales Charge[2]	Charge	MVLSNATR
One Year	n/a	2.33%	3.04%
Life (since 12/12/13)	n/a	4.73%	5.48%

	Class Y-LSNYX	Class Y-LSNYX
Average Total	After Maximum	Before Sales
Return 12/31/14	Sales Charge[3]	Charge	MVLSNATR
One Year	n/a	2.33%	3.04%
Life (since 12/12/13)	n/a	4.73%	5.48%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
24

Inception date for the Long/Short Equity Index Fund was 12/12/13 (Class A, Class I, and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 10.84% / Net Expense Ratio 1.27%

[2]	I Shares: no sales or redemption charges Gross Expense Ratio 4.04% / Net Expense Ratio 0.97%

[3]	Y Shares: no sales or redemption charges Gross Expense Ratio 13.09% / Net Expense Ratio 1.01%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True a®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

25

MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) returned -3.60% (Class A shares, excluding sales charge) for the 12 month period ended December 31, 2014. The Fund underperformed the HFRX Global Hedge Fund Index (HFRXGL),1 which returned -0.58% for the year.

The Fund’s trailing 180-day volatility for 2014 remained near the Investment Committee’s target of 5%. The Fund’s largest contributors to performance were in the allocations to market neutral, volatility, and long/short equity strategies. The largest detractors from the Fund’s performance were in the allocations to fixed income, global macro, and multi-strategy investment strategies.‡

Overview

The U.S. equity market extended its sixth year of gains in 2014, as the S&P 500® Index returned an impressive 13.69%.2 This brings the cumulative total return of the S&P 500 Index, from the market low on March 9, 2009 to December 31, 2014 to 244.23%. Within domestic equities, there was significant dispersion in returns with large cap stocks outperforming small cap stocks by 8.34%. The Russell 10003 and Russell 20004 indices were used as proxies for both large- and small-cap stocks, respectively.

During the year the markets experienced an uptick in volatility because of geopolitical risks in Ukraine and the Middle East, and most recently falling oil prices. The price of a barrel of oil, as measured by the WTI Crude futures contract, reached a calendar-year high of over $107.26, but finished the year at $53.27. Falling energy prices weighed heavily on companies that are involved in the development and production of energy products, with the S&P Energy Select Sector Index returning -20.04% in the second half of the year.5 Declining energy prices also adversely affected the economies of many emerging market countries and contributed to the MSCI Emerging Markets Index6 decline of 1.82% for the calendar-year return and a -7.65% return of the second half of 2014.

The Federal Reserve Bank (the “Fed”) moved forward with the reduction of its asset purchase program throughout the year and policy-watchers continued to speculate on when short-term interest rates would begin to rise. The yields on 3-month U.S. Treasury bills remained near zero as a result of the Fed’s effort to stimulate economic activity and maintain its long-term inflation target of 2%. The yield on the U.S. 10-year Treasury note declined from a high of 3.03% in the beginning of the year to 2.17% at the end of the year.

Fund Review

We were active in mid- to late-2014 adjusting the Fund’s allocations. The allocations to Horizon Asset Management, LLC (Horizon), Millrace Asset Group, LLC (Millrace), RiverPark Advisors, LLC (RiverPark), AQR Managed Futures Fund (AQR) and a strategy that tracks the Market Vectors US Volatility Premium Capture Index (MVVCAP Index) were removed. These allocations were replaced with an increased allocation to the focused market neutral strategy and a new allocation to Hunting Hill Global Capital, LLC (Hunting Hill).

Hunting Hill is an interesting new addition to the Fund. Hunting Hill was founded in 2010 as a privately held investment management company located in New York City. The Hunting Hill equity arbitrage strategy‡ seeks to exploit temporary market inefficiencies that occur across financial securities due to both macroeconomic shocks and corporate events.

The Fund’s allocation to global macro strategy‡ returned -6.28% vs. 3.16% for the HFRX Macro: Systematic Diversified CTA Index.7 The loss in the macro allocation can be attributed to the timing of the liquidation of AQR. We liquidated the AQR position at the beginning of August 2014. The decision to liquidate AQR was because we currently favor an allocation to Hunting Hill based on the potential for it to generate performance during periods of heightened volatility. While this may have proved to be the wrong decision in the short-term, as trend-following global macro managers benefited from the sharp decline in the price of oil in late 2014, we are confident in this decision over the long-term.

The Fund’s allocation to event-driven strategy‡ returned -0.33% vs. 3.56% for the Market Vectors Global Event Long/Short Equity Index.8 The largest detractor from performance in the event-driven allocation was Tiburon Capital Management, LLC (Tiburon) with a return of -1.01%. Tiburon’s losses were focused in defensive long put-option contracts on equity market indices, and long equity positions in the consumer discretionary sector. The largest contributors to Tiburon’s performance were short put-option contracts on equity market indices. The allocation to Hunting Hill was added in September 2014 and contributed minimally to the performance of the Fund with a total return of 0.05%.

The Fund’s allocation to fixed income strategy‡ returned -7.94% vs. -1.77% for the HFRX Fixed Income Credit Index.9 The only fixed income allocation was to SW Asset Management, LLC (SW). The negative returns for SW occurred in the first

26

quarter and were primarily due to both a position in Tristan Oil Ltd., which traded down based on the terms of an arbitration agreement with the Republic of Kazakhstan, and the surprise devaluation of the Argentinian peso. As of December 31, 2014, we maintained a position of less than 5% in SW based on our conviction in other strategies at this point in the market cycle.

The Fund’s allocation to long/short equity strategy‡ returned 2.82% vs. 3.04% for the Market Vectors North America Long/Short Equity Index.10 Coe Capital Management, LLC (Coe) generated a return of 10.28% and benefited primarily from long equity positions in the industrials, information technology, consumer discretionary, health care and materials sectors, and short positions in the energy and industrials sectors. The positions in Millrace and RiverPark returned -2.45% and -2.98%, respectively. Both Millrace and RiverPark were liquidated during the year and Coe remains as our only long/short equity sub-adviser.

The Fund’s allocation to market neutral strategy‡ returned 5.38% vs. 3.63% for the HFRX Equity Hedge Equity Market Neutral Index.11 The market neutral allocation in the Fund is the focused market neutral strategy and implements a disciplined portfolio construction and risk-management process, with the objective of generating positive and uncorrelated returns, by leveraging the fundamental research from both the Van Eck Hard Assets and Emerging Markets Investment teams. The top performing investments in the focused market neutral strategy were to hedged gold equity (13.36%) and energy equity (2.28%) positions. The largest detractors from performance were hedge emerging market equity positions with a performance of -3.32%.

The Fund’s allocation to multi-strategy returned -5.25%. Horizon was the Fund’s only multi-strategy sub-adviser and suffered from losses in long equity positions in the consumer discretionary and financials sectors. The losses were offset partially by price appreciation on closed-end bond funds. Horizon was liquidated in the fourth quarter.

The Fund’s allocation to a volatility premium capture strategy‡ that tracks the Market Vectors US Volatility Premium Capture Index returned 7.01%.12 This strategy seeks to benefit by extracting the risk-premium embedded within certain equity index put-option contracts by selling out-of-the-money put-option contracts on the S&P 500 Index. We liquidated this position in the Fund during the fourth quarter based on our preference for strategies with minimal dependence on the directionality of the equity markets.

The Fund’s directional and tactical trading strategy allocation‡ was a detractor from performance during the year with a return of -9.38%. The losses in the tactical allocation were due to a short position on long-term U.S. Treasury bonds and the Japanese yen. Those losses were partially offset on a position that tracks the inverse performance of the VIX Index.13

Outlook

While 2014 was a challenging period for the Fund, we believe that it is positioned well to perform going forward. The Fund remains well diversified across alternative strategies, with minimal exposure to the directionality of the global equity markets to provide differentiated returns. We have positioned the Fund to benefit from strategies that seek to generate performance through idiosyncratic, or unique, risk exposures and low equity and fixed income beta exposures.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small-cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and CMOs. Please see the prospectus and summary prospectus for information on these and other risk considerations.

27

MULTI-MANAGER ALTERNATIVES FUND

(unaudited)

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Stephen H. Scott	Jan F. van Eck
Co-Portfolio Manager Investment Committee Co-Chair	Co-Portfolio Manager Investment Committee Co-Chair

January 28, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering the industrials, utility, financial and transportation sectors.

[3]	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[4]	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[5]	The S&P Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products.

[6]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging markets countries.

[7]	The HFRX Macro: Systematic Diversified CTA Index: Systematic Diversified strategies have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernible trending behavior. Systematic Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle.

[8]	The Market Vectors® Global Event Long/Short Equity Index seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic markets.

[9]	The HFRX Fixed-Income Credit Index is a hedge fund benchmark on strategies that utilize a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset-backed, capital structure arbitrage and other relative value and event-driven sub-strategies to realize the spreads of various related credit instruments.

[10]	The Market Vectors North America Long/Short Equity Index seeks to capture the systematic returns (beta) of hedge funds with similar investment styles that invest in the same asset classes and geographic markets.
28

[11]	The HFRX Equity Hedge Equity Market Neutral Index: Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically to exploit new information the investment manager believes has not been fully, completely or accurately discounted into current security prices. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

[12]	The Market Vectors® US Volatility Premium Capture Index is designed to systematically harvest put-options risk premiums on the SPDR S&P 500 ETF by selling levered uncovered put-option contracts, one standard deviation out of the money to help manage risk. The positions are collateralized with short-term U.S. Treasuries.

[13]	The CBOE Volatility Index - VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”.

‡	Strategy Definitions

A long/short equity strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

A market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such a strategy takes long positions in those securities believed to have attractive appreciation potential while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations, or macro-events that create pricing opportunities across securities.

Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Fixed income strategies buy and short different debt securities.

Directional and tactical trading attempts to exploit broad market trends in equities, interest rates or commodity prices.

An equity arbitrage strategy will the simultaneously purchase and sell of an asset in order to profit from a difference in the price. It is a trade that profits by exploiting price differences of identical or similar financial instruments, on different markets or in different forms. Arbitrage exists as a result of market inefficiencies; it provides a mechanism to ensure prices do not deviate substantially from fair value for long periods of time.

A volatility premium capture strategy involves selling exchange-listed put options on a variety of securities or instruments related to a securities index, such as the S&P 500 Index. The securities or instruments on which the Fund may sell put options include ETFs that seek to track the relevant index and futures contracts on the index. The strategy seeks to benefit from consistently harvesting put option premiums across market cycles, as represented by the index.

29

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON

(unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-VMAAX	Class A-VMAAX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[1]	Charge	HFRXGL	S&P 500
One Year	(9.13)%	(3.60)%	(0.58)%	13.69%
Five Year	(0.15)%	1.04%	1.04%	15.45%
Life (since 6/5/09)	0.11%	1.18%	2.28%	17.54%

Average Annual	Class C-VMSCX	Class C-VMSCX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[2]	Charge	HFRXGL	S&P 500
One Year	(5.35)%	(4.40)%	(0.58)%	13.69%
Life (since 4/30/12)	(0.60)%	(0.60)%	2.33%	18.13%

Average Annual	Class I-VMAIX	Class I-VMAIX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[3]	Charge	HFRXGL	S&P 500
One Year	n/a	(3.23)%	(0.58)%	13.69%
Five Year	n/a	1.41%	1.04%	15.45%
Life (since 6/5/09)	n/a	1.53%	2.28%	17.54%

Average Annual	Class Y-VMAYX	Class Y-VMAYX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[4]	Charge	HFRXGL	S&P 500
One Year	n/a	(3.23)%	(0.58)%	13.69%
Life (since 4/30/10)	n/a	1.22%	0.59%	14.93%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
30

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I), 4/30/10 (Class Y) and 4/30/12 (Class C).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 3.63% / Net Expense Ratio 2.87%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 16.69% / Net Expense Ratio 3.78%

[3]	I Shares: no sales or redemption charges Gross Expense Ratio 3.14% / Net Expense Ratio 2.34%

[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 4.15% / Net Expense Ratio 2.61%

Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index (HFRXGL) is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

31

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) significantly outperformed its benchmark, the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (GBI-EM) for the 12 months ended December 31, 2014.1 The Fund gained 1.83% (Class A shares, excluding sales charge), while the GBI-EM was down 5.72% over the same period.

To put this performance in context, 2014 was a year of two halves – a good first half and a tough second half. The emerging markets debt asset class posted impressive returns in the first half of 2014, for both the local-currency GBI-EM, which returned 5.99%, and the hard-currency J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI),2 which returned 8.66%. However, during the second half of the year, the GBI-EM lost 11.05%, ending the year down 5.72%. The EMBI fared better, ending 2014 up 7.43%, mainly aided by a rally in the U.S. dollar.

Fund Review

We note in our marketing documents that, since the Fund is unconstrained, and can invest in local-currency3 and hard-currency4 debt, a reasonable benchmark would consist of half of the GBI-EM local-currency index and half of the EMBI, representing hard-currency. Overall, the Fund slightly outperformed such a benchmark — the Fund was up 1.83% in 2014, while such a 50-50 index would have been up 0.71%.

The Fund’s outperformance to its benchmark was derived from three main factors: minimal local-currency debt exposure, minimal exposure to Russia and Ukraine, and long duration at certain times during the year. The Fund completed its transition from an 80% weighting in local-currency denominated bonds to a 90% weighting in hard-currency denominated bonds by the first quarter of 2014. This was a direct result of flexibility to invest across all emerging markets debt components using a bottom up and issuer-centric investment approach. Moreover, the Fund had limited to no exposure to Russia and Ukraine since the end of the first quarter of 2014, which added to the Fund’s performance as Russia’s bond and currency markets tumbled in 2014. Despite many investors being wary of rising U.S. rates and therefore were avoiding long duration exposure in emerging markets, the investment team’s view on duration was different, which provided a boost to the Fund’s outperformance in 2014.

Declining price in commodities, especially oil, had a negative effect on the Fund’s performance in 2014. Being overweight Venezuela during that period detracted from performance, as well as exposure to some corporate bonds in Brazil.

On a country level, Mexico, Israel, Portugal, Argentina, and Vietnam, all in hard-currency, had a positive impact on the Fund’s performance, whereas exposure to Venezuela, Brazil, Hungary, and Chile detracted from the Fund’s performance in 2014.

During the annual period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged its Mexican peso risk and British pound sterling using these forwards, for short periods of time. The Fund also hedged the euro risk encumbered in other currency positions for the majority of the year. The euro hedge successfully protected the fund from the significant depreciation of the euro against the US dollar during the course of 2014.

Outlook

Divergence between emerging markets economies is increasing at a fast pace. Countries are at different stages of development with varying willingness and ability to reform. Each country has its own specific set of economic opportunities and issues such as negative or positive sensitivities to commodity prices, rampant inflation, too much debt or fiscal and political problems. We believe idiosyncrasy in emerging markets is higher than it has been historically. Therefore, we believe in using an unconstrained approach that allows for the flexibility to find investment opportunities across the emerging markets debt universe, in sovereign or corporate debt, and across local- or hard-currencies.

Our current portfolio positioning and outlook is as follows.

First, we are still concerned about local-currency, and have limited exposure here. Our rationale is that: a) emerging markets exchange rates should be pressured by weaker commodity prices; b) rising U.S. interest rates require a higher yield premium in emerging markets exchange rates, and declining U.S. interest rates predict weaker final demand, which should also be negative for emerging markets exchange rates; c) emerging markets growth is still underperforming U.S. growth; and d) there could be outflows from the recently-popular local-only asset class. In terms of the investment process, this rationale generates poor scores on the “vulnerability” and “correlation” tests on many emerging markets local-currency markets (though not all).

Second, we are concerned about corporate bonds and are limiting the Fund’s exposure to them. The rationale here is that: a) weaker U.S. growth is consistent with higher corporate credit spreads, particularly in high yield; and b) illiquidity risks are high. In terms of the investment process, this rationale generates poor scores on the “vulnerability” and “correlation” tests on many emerging markets corporates (though not all).

Third, we remain concerned about Russia. In particular, if U.S. sanctions are permanent, there is limited incentive for Russian corporates to repay their debt. Set against this, however, is the possibility that Europe breaks with the U.S. and backs away from cooperation on the sanctions front. Russia would then be able to access the European financial system

32

to roll its debt, while the massive ruble devaluation stabilizes the country’s external accounts. For now, though, the investment process characterizes Russia as failing on all three tests — “vulnerability”, “correlation”, and “politics”.

Fourth, we are comfortable with duration. The rationale is that: a) Japanese Government Bond, and German Bund, yields anchor U.S. Treasury yields; b) the U.S. dollar rally is a form of rate hike already; and c) policy-rate hikes risk triggering a rally in duration as confidence in the durability of U.S. growth should not be high. In terms of the investment process, this means that long-duration, U.S. dollar-denominated, high-rated emerging markets sovereign bonds score highly on the “correlation” and “vulnerability” tests. As a result, the Fund has significant exposure to such bonds, including those of South Korea, Mexico, Chile, Peru, Israel, and others. One broad rationale for this allocation is that these bonds can perform well during “risk-off” scenarios. In particular, this sector is generally: a) self-funding — these countries are paying more in principal and interest than they plan on borrowing; b) net creditors — they have more U.S. dollar reserves than U.S. dollar debt, so they can, and are, actively buying back debt when it makes sense; and c) an underweight allocation for the emerging markets fund management community (according to J.P. Morgan surveys).

A final element of the portfolio is idiosyncrasy in Argentina and Vietnam. This is not a new opinion, but a continuation of existing opinions and positions. The basic rationale for both countries is that they are re-rating. In Argentina’s case, it is the result of what the team believes will be an entry into global financial markets following this year’s presidential elections. This gives an arguably under-levered economy a way to roll its debt. In Vietnam, the view is simpler. In our view, it is on its way to investment grade (based on a range of credit metrics), and bond prices do not reflect that.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk, and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

January 22, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local-currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[2]	The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[3]	Emerging markets local-currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard-currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.
33

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-EMBAX	Class A-EMBAX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[1]	Charge	GBI-EM
One Year	(4.01)%	1.83%	(5.72)%
Life (since 7/9/12)	0.64%	3.06%	(2.45)%

Average Annual	Class C-EMBCX	Class C-EMBCX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[2]	Charge	GBI-EM
One Year	0.16%	1.11%	(5.72)%
Life (since 7/9/12)	2.31%	2.31%	(2.45)%

Average Annual	Class I-EMBUX	Class I-EMBUX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[3]	Charge	GBI-EM
One Year	n/a	2.06%	(5.72)%
Life (since 7/9/12)	n/a	3.30%	(2.45)%

Average Annual	Class Y-EMBYX	Class Y-EMBYX
Total Return	After Maximum	Before Sales
12/31/14	Sales Charge[4]	Charge	GBI-EM
One Year	n/a	2.06%	(5.72)%
Life (since 7/9/12)	n/a	3.25%	(2.45)%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.
34

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12 (Class A, Class C, Class I, and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.32% / Net Expense Ratio 1.25%

[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.60% / Net Expense Ratio 1.95%

[3]	I Shares: no sales or redemption charges Gross Expense Ratio 0.95% / Net Expense Ratio 0.95%

[4]	Y Shares: no sales or redemption charges Gross Expense Ratio 1.08% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

J.P. Morgan Government Bond Index—Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

35

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses Paid
		Beginning	Ending	Annualized	During the Period*
		Account Value	Account Value	Expense Ratio	July 1, 2014 -
		July 1, 2014	December 31, 2014	During Period	December 31, 2014
CM Commodity Index Fund
Class A	Actual	$1,000.00	$764.10	0.94%	$4.18
	Hypothetical**	$1,000.00	$1,020.47	0.94%	$4.79
Class I	Actual	$1,000.00	$764.30	0.64%	$2.85
	Hypothetical**	$1,000.00	$1,021.98	0.64%	$3.26
Class Y	Actual	$1,000.00	$764.90	0.69%	$3.07
	Hypothetical**	$1,000.00	$1,021.73	0.69%	$3.52
Emerging Markets Fund
Class A	Actual	$1,000.00	$947.40	1.49%	$7.31
	Hypothetical**	$1,000.00	$1,017.69	1.49%	$7.58
Class C	Actual	$1,000.00	$943.00	2.43%	$11.90
	Hypothetical**	$1,000.00	$1,012.96	2.43%	$12.33
Class I	Actual	$1,000.00	$949.50	1.00%	$4.91
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$949.00	1.10%	$5.40
	Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60

Global Hard Assets Fund
Class A	Actual	$1,000.00	$711.30	1.38%	$5.95
	Hypothetical**	$1,000.00	$1,018.25	1.38%	$7.02
Class C	Actual	$1,000.00	$708.30	2.18%	$9.39
	Hypothetical**	$1,000.00	$1,014.22	2.18%	$11.07
Class I	Actual	$1,000.00	$712.60	1.00%	$4.32
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$712.10	1.13%	$4.92
	Hypothetical**	$1,000.00	$1,019.46	1.13%	$5.80
36

					Expenses Paid
		Beginning	Ending	Annualized	During the Period*
		Account Value	Account Value	Expense Ratio	July 1, 2014 -
		July 1, 2014	December 31, 2014	During Period	December 31, 2014

International Investors Gold Fund
Class A	Actual	$1,000.00	$690.30	1.45%	$6.18
	Hypothetical**	$1,000.00	$1,017.90	1.45%	$7.38
Class C	Actual	$1,000.00	$688.20	2.20%	$9.40
	Hypothetical**	$1,000.00	$1,014.06	2.20%	$11.22
Class I	Actual	$1,000.00	$691.90	1.00%	$4.26
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$691.20	1.10%	$4.69
	Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60
Long/Short Equity Index Fund
Class A	Actual	$1,000.00	$1,013.30	1.29%	$6.55
	Hypothetical**	$1,000.00	$1,018.70	1.29%	$6.56
Class I	Actual	$1,000.00	$1,015.50	0.99%	$5.03
	Hypothetical**	$1,000.00	$1,020.21	0.99%	$5.04
Class Y	Actual	$1,000.00	$1,015.50	1.06%	$5.38
	Hypothetical**	$1,000.00	$1,019.86	1.06%	$5.40

Multi-Manager Alternatives Fund
Class A	Actual	$1,000.00	$965.00	3.16%	$15.65
	Hypothetical**	$1,000.00	$1,009.28	3.16%	$16.00
Class C	Actual	$1,000.00	$961.20	4.20%	$20.76
	Hypothetical**	$1,000.00	$1,004.03	4.20%	$21.22
Class I	Actual	$1,000.00	$966.70	2.45%	$12.15
	Hypothetical**	$1,000.00	$1,012.85	2.45%	$12.43
Class Y	Actual	$1,000.00	$967.70	2.77%	$13.74
	Hypothetical**	$1,000.00	$1,011.24	2.77%	$14.04
Unconstrained Emerging Markets Bond Fund
Class A	Actual	$1,000.00	$928.30	1.25%	$6.08
	Hypothetical**	$1,000.00	$1,018.90	1.25%	$6.36
Class C	Actual	$1,000.00	$924.90	1.95%	$9.46
	Hypothetical**	$1,000.00	$1,015.38	1.95%	$9.91
Class I	Actual	$1,000.00	$929.70	0.94%	$4.57
	Hypothetical**	$1,000.00	$1,020.47	0.94%	$4.79
Class Y	Actual	$1,000.00	$929.60	1.00%	$4.91
	Hypothetical**	$1,000.00	$1,020.11	1.00%	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
37

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

Principal
Amount		Value
SHORT-TERM INVESTMENTS: 108.9%

United States Treasury Obligations: 104.6%
	United States Treasury Bills
$15,000,000	0.02%, 02/12/15	$14,999,738
10,000,000	0.02%, 03/05/15 (a)	9,999,780
62,000,000	0.02%, 02/05/15 (a)	61,998,728
20,000,000	0.02%, 01/15/15	19,999,825
25,000,000	0.02%, 03/12/15 (a)	24,999,050
55,000,000	0.03%, 03/19/15 (a)	54,998,240
18,000,000	0.03%, 01/02/15 (a)	17,999,987
29,000,000	0.03%, 03/26/15 (a)	28,999,159
30,000,000	0.03%, 04/02/15 (a)	29,997,360
		263,991,867

Number of
Shares
Money Market Fund: 4.3%
10,954,500	AIM Treasury Portfolio - Institutional Class	10,954,500

Total Short-term Investments (Cost: $274,944,059)		274,946,367
Liabilities in excess of other assets: (8.9)%		(22,504,670)
NET ASSETS: 100.0%		$252,441,697

Total Return Swap Contracts – As of December 31, 2014, the Fund had an outstanding swap contract with the following terms:

Long Exposure

			Rate paid by	Termination	% of	Unrealized
Counterparty	Referenced Obligation	Notional Amount	the Fund	Date	Net Assets	Depreciation
UBS AG	UBS Bloomberg Constant Maturity
	Commodity Index Total Return	$277,164,000	0.49%	01/07/15	(8.2)%	$(20,643,061)

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $67,998,007.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Government	96.0%	$263,991,867
Money Market Fund	4.0	10,954,500
	100.0%	$274,946,367

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Short-Term Investments:
United States Treasury Obligations	$—	$263,991,867	$—	$263,991,867
Money Market Fund	10,954,500	—	—	10,954,500
Total	$10,954,500	$263,991,867	$—	$274,946,367
Other Financial Instruments:
Swap Contract	$—	$(20,643,061)	$—	$(20,643,061)

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

38

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of
Shares		Value

COMMON STOCKS: 90.1%

Brazil: 7.8%
623,000	BB Seguridade Participacoes SA #	$7,517,751
395,000	BR Malls Participacoes SA #	2,463,626
767,000	Estacio Participacoes SA #	6,972,310
93,400	Guararapes Confeccoes SA	2,916,334
301,000	Valid Solucoes SA	4,801,144
		24,671,165
China / Hong Kong: 25.8%
4,700,000	Agricultural Bank of China Ltd. #	2,363,938
41,740	Alibaba Group Holding Ltd. (USD) *	4,338,456
34,350	Baidu, Inc. (ADR) *	7,830,770
3,823,392	Beijing Capital International Airport Co. Ltd. #	3,042,939
3,950,000	Beijing Urban Construction Design & Development Group Co. Ltd. * # Reg S 144A	1,848,626
4,170,000	Boer Power Holdings Ltd. #	3,703,502
2,303,600	Brilliance China Automotive Holdings Ltd. #	3,670,562
5,841,994	China Animal Healthcare Ltd. #	4,035,831
5,807,000	China Hongqiao Group Ltd. #	3,879,859
6,080,000	China Huishan Dairy Holdings Co. Ltd. #	1,052,626
147,700	China Lodging Group Ltd. (ADR) *	3,881,556
2,327,000	China Medical System Holdings Ltd. #	3,809,793
1,816,000	China Singyes Solar Technologies Holdings Ltd. #	2,519,258
6,927,000	China South City Holdings Ltd. #	3,133,591
2,160,000	China Vanke Co. Ltd. * #	4,780,548
12,621,000	Chongqing Rural Commercial Bank Co. Ltd. #	7,846,482
649,000	Great Wall Motor Co. Ltd. #	3,683,535
122,000	Hollysys Automation Technologies Ltd. (USD) *	2,980,460
811,000	Techtronic Industries Co. #	2,601,757
288,500	Tencent Holdings Ltd. #	4,174,284
4,897,000	Wasion Group Holdings Ltd. #	4,545,882
362,000	Zhuzhou CSR Times Electric Co. Ltd.	2,103,009
		81,827,264
India: 14.7%
903,000	Axis Bank Ltd. #	7,138,632
352,700	Glenmark Pharmaceuticals Ltd. #	4,292,020
1,343,000	Jammu & Kashmir Bank Ltd. #	3,165,332
356,000	LIC Housing Finance Ltd. #	2,446,974
730,000	Mundra Port & Special Economic Zone Ltd. #	3,685,394
110,900	Persistent Systems Ltd.	2,916,456
381,500	Phoenix Mills Ltd.	2,236,510
331,990	Strides Arcolab Ltd. #	5,023,849
204,600	Tech Mahindra Ltd. #	8,387,214
98,680	VA Tech Wabag Ltd. #	2,283,004
404,000	Yes Bank Ltd. #	4,902,540
		46,477,925
Indonesia: 2.0%
5,000,000	Link Net Tbk PT *	1,986,274
3,614,200	Matahari Department Store Tbk PT #	4,354,970
		6,341,244
Number of
Shares		Value

Kazakhstan: 0.7%
271,000	Halyk Savings Bank of Kazakhstan JSC (USD) Reg S	$2,303,500
Malaysia: 0.7%
3,451,000	SapuraKencana Petroleum Bhd #	2,283,149
Mexico: 0.4%
550,000	Qualitas Controladora SAB de CV	1,133,271
Nigeria: 1.1%
26,600,000	Guaranty Trust Bank Plc #	3,625,745
Panama: 1.3%
39,500	Copa Holdings SA (Class A) (USD)	4,093,780
Peru: 1.9%
38,400	Credicorp Ltd. (USD)	6,150,912
Philippines: 1.9%
3,533,000	Robinsons Retail Holdings, Inc.	5,978,832
Russia: 1.4%
28,240	Magnit PJSC #	4,485,876
Singapore: 1.2%
4,366,120	Ezion Holdings Ltd. #	3,687,996
South Africa: 4.2%
90,600	Aspen Pharmacare Holdings Ltd. * #	3,160,679
553,000	Life Healthcare Group Holdings Ltd. #	2,042,864
62,630	Naspers Ltd. #	8,101,511
		13,305,054
South Korea: 1.7%
10,608	CJ O Shopping Co. Ltd. #	2,500,848
13,605	Hyundai Mobis Co. Ltd. #	2,910,746
		5,411,594
Switzerland: 2.6%
777,000	Glencore Xstrata Plc (GBP) #	3,586,499
124,400	Luxoft Holding, Inc. (USD) *	4,790,644
		8,377,143
Taiwan: 11.0%
1,000,000	Adlink Technology, Inc. #	2,342,763
5,942,000	Advanced Semiconductor Engineering, Inc. #	7,056,881
1,307,000	CHC Healthcare Group #	2,729,458
102,000	Largan Precision Co. Ltd. #	7,635,334
106,800	MediaTek, Inc. #	1,552,598
471,000	Poya Co. Ltd. #	3,553,745
377,860	Sinmag Equipment Corp. #	2,278,245
1,757,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	7,740,413
		34,889,437
Thailand: 1.3%
111,000	Kasikornbank PCL #	767,702
479,000	Kasikornbank PCL (NVDR) #	3,312,878
		4,080,580
Turkey: 2.2%
180,000	BIM Birlesik Magazalar AS #	3,849,277
3,427,000	Turkiye Sinai Kalkinma Bankasi AS #	2,948,780
		6,798,057

See Notes to Financial Statements

39

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of
Shares		Value

United Arab Emirates: 1.1%
218,000	Al Noor Hospitals Group Plc (GBP)	$3,363,773
United Kingdom: 3.5%
83,983	Bank of Georgia Holdings Plc #	2,701,577
143,000	Hikma Pharmaceuticals Plc #	4,387,452
812,346	Hirco Plc * # §	—
289,000	International Personal Finance Plc #	2,008,048
2,748,165	Raven Russia Ltd. *	2,034,564
		11,131,641
United States: 1.6%
54,000	First Cash Financial Services, Inc. *	3,006,180
739,900	Samsonite International SA (HKD) #	2,192,652
		5,198,832
Total Common Stocks (Cost: $269,446,721)		285,616,770
PREFERRED STOCKS: 2.4%
Brazil: 1.6%
396,000	Itau Unibanco Holding SA	5,154,465
Colombia: 0.8%
205,000	Banco Davivienda SA	2,423,943
Total Preferred Stocks (Cost: $8,233,341)		7,578,408
Number of
Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 0.7% (Cost: $2,490,325)
Mexico: 0.7%
1,132,000	TF Administradora Industrial, S de RL de CV	$2,373,910
WARRANTS: 2.2%
Luxembourg: 2.2%
250,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) # (a)	2,570,250
280,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) # (b)	4,351,578
Total Warrants (Cost: $6,148,788)		6,921,828
MONEY MARKET FUND: 3.4% (Cost: $10,672,853)
10,672,853	AIM Treasury Portfolio - Institutional Class	10,672,853
Total Investments: 98.8% (Cost: $296,992,028)		313,163,769
Other assets less liabilities: 1.2%		3,936,972
NET ASSETS: 100.0%		$317,100,741

ADR	— American Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
NVDR	— Non-Voting Depositary Receipt
USD	— United States Dollar

(a)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $223,692,173 which represents 70.5% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,848,626, or 0.6% of net assets.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Consumer Discretionary	15.1%	$47,340,526
Consumer Staples	4.9	15,366,611
Energy	1.9	5,971,145
Financials	30.3	94,863,227
Health Care	10.5	32,845,719
Industrials	9.0	28,075,897
Information Technology	21.2	66,292,155
Materials	2.4	7,466,358
Telecommunication Services	0.6	1,986,274
Utilities	0.7	2,283,004
Money Market Fund	3.4	10,672,853
	100.0%	$313,163,769

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$7,717,478	$16,953,687	$—	$24,671,165
China / Hong Kong	21,134,251	60,693,013	—	81,827,264
India	5,152,966	41,324,959	—	46,477,925
Indonesia	1,986,274	4,354,970	—	6,341,244
Kazakhstan	2,303,500	—	—	2,303,500
Malaysia	—	2,283,149	—	2,283,149
Mexico	1,133,271	—	—	1,133,271
Nigeria	—	3,625,745	—	3,625,745
Panama	4,093,780	—	—	4,093,780
Peru	6,150,912	—	—	6,150,912
Philippines	5,978,832	—	—	5,978,832
Russia	—	4,485,876	—	4,485,876
Singapore	—	3,687,996	—	3,687,996
South Africa	—	13,305,054	—	13,305,054
South Korea	—	5,411,594	—	5,411,594
Switzerland	4,790,644	3,586,499	—	8,377,143
Taiwan	—	34,889,437	—	34,889,437
Thailand	—	4,080,580	—	4,080,580
Turkey	—	6,798,057	—	6,798,057
United Arab Emirates	3,363,773	—	—	3,363,773
United Kingdom	2,034,564	9,097,077	—	11,131,641
United States	3,006,180	2,192,652	—	5,198,832
Preferred Stocks*	7,578,408	—	—	7,578,408
Real Estate Investment Trusts	2,373,910	—	—	2,373,910
Warrants	—	6,921,828	—	6,921,828
Money Market Fund	10,672,853	—	—	10,672,853
Total	$89,471,596	$223,692,173	$—	$313,163,769

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $4,746,454 and transfers from Level 2 to Level 1 were $7,252,421. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
		United
	Israel	Kingdom
Balance as of December 31, 2013	$32,507	$154,639
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	(154,639)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	(32,507)	—
Balance as of December 31, 2014	$—	$0

The security transferred from Level 3 to Level 1 due to a tender offer that resulted in more observability in inputs used in the valuation of the security.

See Notes to Financial Statements

41

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of
Shares		Value

COMMON STOCKS: 92.5%

Bermuda: 2.6%
922,300	Golar LNG Ltd. (USD)	$33,636,281
4,072,400	Nabors Industries Ltd. (USD)	52,859,752
700	SeaDrill Ltd. (USD)	8,358
		86,504,391
Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 11.8%
231,906	Agnico-Eagle Mines Ltd.	5,772,699
596,000	Agrium, Inc. (USD)	56,453,120
2,440,600	Barrick Gold Corp. (USD)	26,236,450
6,938,700	Eldorado Gold Corp. (USD)	42,187,296
8,400,200	First Quantum Minerals Ltd.	119,372,785
3,831,200	Goldcorp, Inc. (USD)	70,953,824
4,079,324	Kinross Gold Corp. (USD) *	11,503,694
7,066,400	New Gold, Inc. (USD) *	30,385,520
319,230	Osisko Gold Royalties Ltd.	4,500,764
5,499,087	Yamana Gold, Inc. (USD)	22,106,330
		389,472,482
Kuwait: 0.2%
3,592,247	Kuwait Energy Plc # § ø	5,855,953
Monaco: 0.4%
1,546,700	Scorpio Tankers, Inc. (USD)	13,440,823
Norway: 0.3%
879,000	SeaDrill Ltd. #	10,170,171
Switzerland: 5.4%
38,835,925	Glencore Xstrata Plc (GBP) #	179,259,958
United Kingdom: 3.3%
28,010,014	Afren Plc * #	20,553,407
1,262,900	Genel Energy Plc * #	13,704,125
7,656,620	Ophir Energy Plc * #	16,825,217
851,326	Randgold Resources Ltd. (ADR)	57,387,886
		108,470,635
United States: 68.5%
780,400	Advanced Drainage Systems, Inc.	17,933,592
1,504,100	Anadarko Petroleum Corp.	124,088,250
581,800	Baker Hughes, Inc.	32,621,526
340,500	Cameron International Corp. *	17,007,975
155,700	CF Industries Holdings, Inc.	42,434,478
1,277,100	Cimarex Energy Co.	135,372,600
1,078,400	Cloud Peak Energy, Inc. *	9,899,712
2,440,600	Commercial Metals Co.	39,757,374
1,262,850	Concho Resources, Inc. *	125,969,287
Number of
Shares		Value

United States: (continued)
3,873,700	Consol Energy, Inc.	$130,969,797
482,400	CSX Corp.	17,477,352
454,100	Cummins, Inc.	65,467,597
1,362,200	Diamondback Energy, Inc. *	81,432,316
439,700	Dril-Quip, Inc. *	33,738,181
1,362,200	EOG Resources, Inc.	125,417,754
2,653,400	Freeport-McMoRan Copper & Gold, Inc.	61,983,424
837,200	Gulfport Energy Corp. *	34,944,728
2,596,700	Halliburton Co.	102,128,211
1,631,800	Kinder Morgan, Inc.	69,041,458
1,149,300	Laredo Petroleum, Inc. *	11,895,255
3,703,500	Louisiana-Pacific Corp. *	61,329,960
2,213,600	Marathon Oil Corp.	62,622,744
354,700	Marathon Petroleum Corp.	32,015,222
752,000	National Oilwell Varco, Inc.	49,278,560
1,078,375	Newfield Exploration Co. *	29,245,530
1,007,500	Parsley Energy, Inc. *	16,079,700
2,497,300	Peabody Energy Corp.	19,329,102
454,100	Phillips 66	32,558,970
837,200	Pioneer Natural Resources Co.	124,617,220
652,700	Royal Gold, Inc.	40,924,290
1,660,200	Schlumberger Ltd.	141,797,682
468,300	SemGroup Corp.	32,027,037
1,660,200	SM Energy Co.	64,050,516
1,779,800	Steel Dynamics, Inc.	35,133,252
1,745,000	SunEdison, Inc. *	34,044,950
2,341,300	Superior Energy Services, Inc.	47,177,195
141,900	Union Pacific Corp.	16,904,547
1,433,100	United States Steel Corp.	38,321,094
1,345,900	Valero Energy Corp.	66,622,050
255,400	Westmoreland Coal Co. *	8,481,834
1,177,700	Whiting Petroleum Corp. *	38,864,100
		2,271,006,422
Total Common Stocks (Cost: $3,082,935,489)		3,064,180,835
MONEY MARKET FUND: 6.9% (Cost: $230,940,866)
230,940,866	AIM Treasury Portfolio - Institutional Class	230,940,866
Total Investments: 99.4% (Cost: $3,313,876,355)		3,295,121,701
Other assets less liabilities: 0.6%		18,284,209
NET ASSETS: 100.0%		$3,313,405,910

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
USD	— United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $246,368,831 which represents 7.4% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $5,855,953 which represents 0.2% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $5,855,953, or 0.2% of net assets.

See Notes to Financial Statements

42

Restricted securities held by the Fund as of December 31, 2014 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Plc	12/19/2011	3,592,247	$10,862,672	$5,855,953	0.2%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Energy	59.7%	$1,966,348,599
Industrials	3.6	117,783,088
Information Technology	1.0	34,044,950
Materials	28.7	946,004,198
Money Market Fund	7.0	230,940,866
	100.0%	$3,295,121,701

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$86,504,391	$—	$—	$86,504,391
Brazil	—	—	—	—
Canada	389,472,482	—	—	389,472,482
Kuwait	—	—	5,855,953	5,855,953
Monaco	13,440,823	—	—	13,440,823
Norway	—	10,170,171	—	10,170,171
Switzerland	—	179,259,958	—	179,259,958
United Kingdom	57,387,886	51,082,749	—	108,470,635
United States	2,271,006,422	—	—	2,271,006,422
Money Market Fund	230,940,866	—	—	230,940,866
Total	$3,048,752,870	$240,512,878	$5,855,953	$3,295,121,701

There were no transfers between levels during the year ended December 31, 2014.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2013	$76,492	$10,153,030
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(76,492)	(4,297,077)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2014	$—	$5,855,953

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014:

Impact to
Valuation
	Value as of				from an
	December 31,		Unobservable Input	Unobservable	Increase
	2014	Valuation Technique	Description (1)	Input	in Input (2)
Common Stocks
Kuwait	$5,855,953	Market comparable	Production multiple	43.4x	Increase
		companies	Reserve multiple	6.2x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

43

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

Number of
Shares		Value

COMMON STOCKS: 98.9%

Australia: 5.7%
10,150,424	Evolution Mining Ltd. #	$5,263,215
31,900,420	Gold Road Resources Ltd. ‡ * #	6,385,449
12,095,118	Gryphon Minerals Ltd. * #	630,286
1,849,725	Newcrest Mining Ltd. * #	16,275,605
1,439,000	OceanaGold Corp. (CAD) *	2,501,962
		31,056,517
Canada: 73.7%
460,300	Agnico-Eagle Mines Ltd.	11,457,976
605,000	Agnico-Eagle Mines Ltd. (USD)	15,058,450
420,000	Alamos Gold, Inc. (USD)	2,994,600
883,544	Alamos Gold, Inc. (USD) ø	6,299,669
1,760,000	Amarillo Gold Corp. (USD) *	102,255
2,516,875	Argonaut Gold, Inc. *	3,964,436
2,160,000	Argonaut Gold, Inc. ø	3,402,307
3,499,000	Asanko Gold, Inc. *	5,421,071
149,000	Asanko Gold, Inc. (USD) *	229,460
5,821,753	AuRico Gold, Inc. (USD)	19,095,350
9,939,701	B2Gold Corp. *	16,255,321
12,164,000	B2Gold Corp. (USD) *	19,705,680
782,000	Bear Creek Mining Corp. *	955,793
948,000	Bear Creek Mining Corp. (USD) ø	1,128,120
667,000	Bear Creek Mining Corp. (USD) *	793,730
4,483,000	Belo Sun Mining Corp. *	791,027
2,473,000	Castle Mountain Mining Co. Ltd. *	702,436
3,534,000	Continental Gold Ltd. *	5,627,388
78,000	Corvus Gold, Inc. *	63,780
1,825,000	Corvus Gold, Inc. (USD) *	1,502,705
129,000	Eastmain Resources, Inc. *	25,538
1,191,000	Eastmain Resources, Inc. (USD) *	239,391
1,839,000	Eastmain Resources, Inc. (USD) ø	369,639
2,634,461	Eldorado Gold Corp.	16,054,384
3,479,000	Eldorado Gold Corp. (USD)	21,152,320
791,000	Fortuna Silver Mines, Inc. *	3,594,836
34,000	Fortuna Silver Mines, Inc. (USD) *	154,700
546,000	Franco-Nevada Corp. (USD)	26,857,740
128,000	Gold Canyon Resources, Inc. *	12,670
3,000,000	Gold Canyon Resources, Inc. (USD) *	312,600
186,386	Goldcorp, Inc.	3,450,820
1,069,897	Goldcorp, Inc. (USD)	19,814,492
2,427,000	Guyana Goldfields, Inc. *	5,890,979
1,055,000	Guyana Goldfields, Inc. (USD) *	2,533,582
4,081,000	Klondex Mines Ltd. *	6,849,673
681,000	Lundin Gold, Inc. *	2,444,285
390,000	MAG Silver Corp. (USD) *	3,178,500
1,313,852	New Gold, Inc. *	5,631,765
4,445,630	New Gold, Inc. (USD) *	19,116,209
1,026,170	New Gold, Inc. (USD) ø	4,412,531
Number of
Shares		Value

Canada: (continued)
1,273,000	NovaGold Resources, Inc. (USD) *	$3,755,350
11,121,375	Orezone Gold Corp. ‡ *	4,786,269
934,615	Osisko Gold Royalties Ltd.	13,176,961
2,080,500	Premier Gold Mines Ltd. *	3,384,528
723,000	Pretium Resources, Inc. *	4,175,701
616,000	Pretium Resources, Inc. (USD) *	3,566,640
1,827,000	Primero Mining Corp. (USD) *	7,015,680
602,000	Probe Mines Ltd. *	1,549,303
7,599,000	Rio Alto Mining Ltd. *	18,444,810
7,094,000	Romarco Minerals, Inc. *	2,991,961
7,501,300	Roxgold, Inc. *	3,551,140
3,820,000	Rubicon Minerals Corp. *	3,682,561
163,000	Rubicon Minerals Corp. (USD) *	158,110
5,048,000	Sabina Gold & Silver Corp. *	1,542,469
4,804,000	Semafo, Inc. *	12,322,190
18,611	Silver Wheaton Corp.	378,531
1,197,375	Silver Wheaton Corp. (USD)	24,342,634
480,000	Sulliden Mining Capital, Inc. *	173,524
4,609,171	Timmins Gold Corp. *	4,522,685
11,557,000	Torex Gold Resources, Inc. *	12,235,419
1,945,430	Yamana Gold, Inc.	7,853,388
2,940,578	Yamana Gold, Inc. (USD)	11,821,124
		403,079,186
Mexico: 2.3%
1,067,000	Fresnillo Plc (GBP) #	12,681,222
United Kingdom: 8.4%
7,194,300	Amara Mining Plc * #	1,619,522
5,213,500	Lydian International Ltd. (CAD) *	2,109,094
630,000	Randgold Resources Ltd. (ADR)	42,468,300
		46,196,916
United States: 8.8%
2,039,000	Midway Gold Corp. *	1,508,860
427,100	Royal Gold, Inc.	26,779,170
1,407,000	Tahoe Resources, Inc. (CAD) ø	19,558,487
		47,846,517
Total Common Stocks (Cost: $622,047,010)		540,860,358
MONEY MARKET FUND: 0.0% (Cost: $29,351)
29,351	AIM Treasury Portfolio - Institutional Class	29,351
Total Investments: 98.9% (Cost: $622,076,361)		540,889,709
Other assets less liabilities: 1.1%		6,159,775
NET ASSETS: 100.0%		$547,049,484

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
USD	— United States Dollar

‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $42,855,299 which represents 7.8% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $35,170,753, or 6.4% of net assets.

See Notes to Financial Statements

44

Restricted securities held by the Fund as of December 31, 2014 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Alamos Gold, Inc.	01/14/2013	883,544	$2,675,230	$6,299,669	1.1%
Argonaut Gold, Inc.	11/13/2009	2,160,000	10,383,442	3,402,307	0.6
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	1,128,120	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	369,639	0.1
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	4,412,531	0.8
Tahoe Resources, Inc.	05/28/2010	1,407,000	8,539,348	19,558,487	3.6
			$28,265,583	$35,170,753	6.4%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Diversified Metals & Mining	0.4%	$2,177,037
Gold	85.5	462,449,286
Money Market Fund	0.0	29,351
Precious Metals & Minerals	4.6	25,026,347
Silver	9.5	51,207,688
	100.0%	$540,889,709

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2014 is set forth below:

	Value		Sales	Realized	Dividend	Value
Affiliates	12/31/13	Purchases	Proceeds	Gain (Loss)	Income	12/31/14
Gold Road Resources Ltd.	$—	$6,279,528	$—	$—	$—	$6,385,449
Orezone Gold Corp.(a)	—	4,019,468	—	—	—	4,786,269
	$—	$10,298,996	$—	$—	$—	$11,171,718

(a) Not an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$2,501,962	$28,554,555	$—	$31,056,517
Canada	403,079,186	—	—	403,079,186
Mexico	—	12,681,222	—	12,681,222
United Kingdom	44,577,394	1,619,522	—	46,196,916
United States	47,846,517	—	—	47,846,517
Money Market Fund	29,351	—	—	29,351
Total	$498,034,410	$42,855,299	$—	$540,889,709

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

45

LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of
Shares		Value

EXCHANGE TRADED FUNDS: 73.2%
5,573	iShares Russell 2000 ETF	$666,921
10,597	iShares S&P 500 Growth ETF	1,182,625
16,146	iShares S&P 500 Value ETF	1,514,010
Total Exchange Traded Funds (Cost: $3,365,356) (a)		3,363,556

Principal
Amount
SHORT-TERM INVESTMENTS: 30.7%
Government Obligation: 17.4%
$800,000	United States Treasury Bill 0.01%, 01/08/15	799,998
Number of
Shares		Value

Money Market Fund: 13.3%
612,393	AIM Treasury Portfolio - Institutional Class	$612,393
Total Short-term Investments: 30.7% (Cost: $1,412,391)		1,412,391
Total Investments: 103.9% (Cost: $4,777,747)		4,775,947
Liabilities in excess of other assets: (3.9)%		(177,905)
NET ASSETS: 100.0%		$4,598,042
SECURITIES SOLD SHORT: (21.5)%
EXCHANGE TRADED FUNDS: (21.5)%
(16,737)	Consumer Staples Select Sector SPDR Fund	(811,577)
(4,379)	Vanguard FTSE Emerging Markets ETF	(175,248)
Total Securities Sold Short (Proceeds: $(925,399))		$(986,825)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of the securities segregated, including cash on deposit with broker, is $1,976,805.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Exchange Traded Funds	70.4%	$3,363,556
Government	16.8	799,998
Money Market Fund	12.8	612,393
	100.0%	$4,775,947

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Long positions	Prices	Inputs	Inputs	Value
Exchange Traded Funds	$3,363,556	$—	$—	$3,363,556
Short-term Investments	612,393	799,998	—	1,412,391
Total	$3,975,949	$799,998	$—	$4,775,947

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Short positions	Prices	Inputs	Inputs	Value
Exchange Traded Funds	$(986,825)	$—	$—	$(986,825)

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

46

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of
Shares		Value

COMMON STOCKS: 56.8%

Automobiles & Components: 0.1%
494	Cooper Tire & Rubber Co.	$17,117
1,180	Guangzhou Automobile Group Co. Ltd. (HKD)	1,065
		18,182
Banks: 3.0%
1,830	China CITIC Bank Corp. Ltd. (HKD)	1,457
1,089	Credicorp Ltd.	174,436
11,905	ICICI Bank Ltd.	137,503
25,787	Kasikornbank PCL (NVDR) (THB) #	178,349
		491,745
Capital Goods: 2.6%
606	Alliant Techsystems, Inc.	70,448
5,933	Enphase Energy, Inc. *	84,783
6,100	First Tractor Co. Ltd. (HKD)	4,473
17,240	Metallurgical Corp of China Ltd. (HKD)	5,701
1,881	Quanta Services, Inc. *	53,402
12,860	Shanghai Electric Group Co. Ltd. (HKD)	6,812
10,660	Shenji Group Kunming Machine Tool Co. Ltd. (HKD) *	4,442
379	Stanley Black & Decker, Inc.	36,414
976	Trex Co., Inc. *	41,558
627	Wabtec Corp.	54,480
686	Watsco, Inc.	73,402
1,300	Zhengzhou Coal Mining Machinery Group Co. Ltd. (HKD)	812
		436,727
Commercial & Professional Services: 1.3%
1,550	Dongjiang Environmental Co. Ltd. (HKD)	5,418
2,056	KAR Auction Services, Inc.	71,240
105	Mobile Mini, Inc.	4,254
2,331	On Assignment, Inc. *	77,366
1,647	The ADT Corp.	59,671
6,060	Tianjin Capital Environmental Protection Group Co. Ltd. (HKD)	4,045
		221,994
Consumer Durables & Apparel: 0.3%
59,589	Guinness Peat Group Plc *	20,910
412	Skechers USA, Inc. *	22,763
		43,673
Consumer Services: 2.1%
1,533	Bob Evans Farms, Inc.	78,459
879	Brinker International, Inc.	51,589
3,971	Krispy Kreme Doughnuts, Inc. *	78,388
2,952	Pinnacle Entertainment, Inc. *	65,682
165	Royal Caribbean Cruises Ltd.	13,601
2,091	Sonic Corp.	56,938
		344,657
Consumer Staples: 0.3%
863	SABMiller Plc (GBP)	44,989

Diversified Financials: 0.1%
945	NorthStar Asset Management Group, Inc.	21,329
Number of
Shares		Value

Energy: 7.9%
1,325	Anadarko Petroleum Corp.	$109,313
138	BreitBurn Energy Partners LP	966
4,591	Calumet Specialty Products Partners LP	102,884
430	China Coal Energy Co. Ltd. (HKD)	269
1,034	Cimarex Energy Co.	109,604
1,071	Concho Resources, Inc. *	106,832
2,933	Consol Energy, Inc.	99,165
1,388	EOG Resources, Inc.	127,793
2,119	Halliburton Co.	83,340
3,530	Marathon Oil Corp.	99,864
1,155	Marathon Petroleum Corp.	104,250
1,739	National Oilwell Varco, Inc.	113,957
709	Pioneer Natural Resources Co.	105,535
506	Range Resources Corp.	27,046
1,355	Schlumberger Ltd.	115,731
110	TPT Acquisition, Inc. * # § ø	1,073
8,920	Yanzhou Coal Mining Co. Ltd. (HKD)	7,569
		1,315,191
Food & Staples Retailing: 1.5%
31,873	J Sainsbury Plc (GBP)	121,713
2,922	Magnit OAO (GDR) Reg S	132,659
		254,372
Food, Beverage & Tobacco: 0.9%
773	Molson Coors Brewing Co.	57,604
679	PepsiCo, Inc.	64,206
1,124	Vector Group Ltd.	23,952
		145,762
Health Care Equipment & Services: 0.9%
1,316	Abaxis, Inc.	74,788
1,613	Abbott Laboratories	72,617
		147,405
Industrial: 0.1%
334	Ingersoll-Rand Plc	21,172
Insurance: 1.8%
2,279	Assured Guaranty Ltd.	59,231
12,800	BB Seguridade Participacoes SA #	154,458
2,552	FNF Group	87,916
		301,605
Materials: 11.7%
19,555	Alamos Gold, Inc. (CAD)	139,703
11,300	Aluminum Corp of China Ltd. (HKD) *	5,197
458	Ashland, Inc.	54,850
43,203	AuRico Gold, Inc.	141,706
85,013	B2Gold Corp. *	137,721
6,120	BBMG Corp. (HKD)	5,104
509	Berry Plastics Group, Inc. *	16,059
7,190	China Molybdenum Co. Ltd. (Class H) (HKD)	4,166
21,320	Chongqing Iron & Steel Co. Ltd. (HKD) *	4,702
4,156	Consumers Packaging, Inc. *	89,161
21,626	Eldorado Gold Corp.	131,486
32,389	Fortuna Silver Mines, Inc. (CAD) *	147,197
7,513	Goldcorp, Inc.	139,141
58,973	Guyana Goldfields, Inc. (CAD) *	143,143
3,858	Headwaters, Inc. *	57,831
360	Maanshan Iron and Steel Co. Ltd. (Class H) (HKD) *	107

See Notes to Financial Statements

47

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of
Shares		Value

Materials: (continued)
2,485	MAG Silver Corp. *	$20,253
2,399	Randgold Resources Ltd. (ADR)	161,717
58,929	Rio Alto Mining Ltd. (CAD) *	143,036
23,800	Sinopec Shanghai Petrochemical Co. Ltd. (HKD)	6,996
135	SunCoke Energy, Inc.	2,611
11,548	Tahoe Resources, Inc.	160,171
2,048	The Dow Chemical Co.	93,409
126,123	Torex Gold Resources, Inc. (CAD) *	133,527
22,680	Zijin Mining Group Ltd. (HKD)	6,442
		1,945,436
Media: 3.8%
3,760	Gray Television, Inc. *	42,112
3,259	National CineMedia, Inc.	46,832
8,000	News Corp. *	120,640
2,554	News Corp. *	40,072
1,506	Tribune Co. *	90,014
7,999	Twenty-First Century Fox, Inc.	295,083
		634,753
Pharmaceuticals, Biotechnology: 1.5%
662	BioMarin Pharmaceutical, Inc. *	59,845
1,577	Mylan, Inc. *	88,896
871	Pfizer, Inc.	27,132
1,646	Zoetis, Inc.	70,827
		246,700
Real Estate: 1.0%
18,100	Beijing North Star Co. Ltd. (HKD)	5,739
73,800	China Vanke Co. Ltd. (HKD) * #	163,335
		169,074
Retailing: 2.9%
3,318	ANN, Inc. *	121,041
3,570	Chico’s FAS, Inc.	57,870
112	Dillard’s, Inc.	14,020
2,069	FTD Cos, Inc. *	72,043
494	Genesco, Inc. *	37,850
8,763	JC Penney Co., Inc. *	56,784
1,557	MarineMax, Inc. *	31,218
884	Monro Muffler Brake, Inc.	51,095
316	The Home Depot, Inc.	33,171
		475,092
Semiconductor: 2.8%
1,614	Monolithic Power Systems, Inc.	80,280
4,465	RF Micro Devices, Inc. *	74,074
1,878	Skyworks Solutions, Inc.	136,549
7,408	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	165,791
1,055	Tower Semiconductor Ltd. *	14,063
		470,757
Software & Services: 2.6%
690	Baidu, Inc. (ADR) *	157,299
16	Equinix, Inc.	3,628
333	Euronet Worldwide, Inc. *	18,282
938	InterActiveCorp.	57,021
9,800	Tencent Holdings Ltd. (HKD) #	141,795
1,026	Yahoo!, Inc. *	51,823
		429,848
Number of
Shares		Value

Technology Hardware & Equipment: 3.2%
4,532	ADTRAN, Inc.	$98,798
8,082	CDC Corp. * # §	3,637
3,490	Ciena Corp. *	67,741
526	Coherent, Inc. *	31,939
2,919	Ingram Micro, Inc. *	80,681
4,645	Jabil Circuit, Inc.	101,400
3,520	Nanjing Panda Electronics Co. Ltd. (HKD)	2,728
1,265	OSI Systems, Inc. *	89,524
480	Rogers Corp. *	39,091
418	Super Micro Computer, Inc. *	14,580
153,480	Trident Microsystems, Inc. * # §	3,453
		533,572
Telecommunication Services: 1.8%
9,463	8x8, Inc. *	86,681
1,011	Cogent Communications Group, Inc.	35,779
766	Globalstar, Inc. *	2,107
4,899	RingCentral, Inc. *	73,093
3,538	Sprint Corp. *	14,683
667	Telephone & Data Systems, Inc.	16,842
1,429	Verizon Communications, Inc.	66,849
		296,034
Transportation: 2.3%
2,439	American Airlines Group, Inc.	130,804
1,280	Anhui Expressway Co. Ltd. (HKD)	858
6,085	China COSCO Holdings Co. Ltd. (HKD) *	2,989
4,840	China Shipping Container Lines Co. Ltd. (HKD) *	1,514
12,000	China Southern Airlines Co. Ltd. (HKD)	5,684
12,120	Dalian Port PDA Co. Ltd. (HKD)	3,964
1,022	Hawaiian Holdings, Inc. *	26,623
2,697	Hertz Global Holdings, Inc. *	67,263
1,074	Knight Transportation, Inc.	36,151
228	Landstar System, Inc.	16,537
320	Shenzhen Expressway Co. Ltd. (HKD)	214
8,540	Sichuan Expressway Co. Ltd. (HKD)	3,625
1,997	XPO Logistics, Inc. *	81,637
		377,863
Utilities: 0.3%
15,220	Datang International Power Generation Co. Ltd. (HKD)	8,218
28,800	Huaneng Power International, Inc. (HKD)	38,990
		47,208
Total Common Stocks (Cost: $9,325,176) (a)		9,435,140
REAL ESTATE INVESTMENT TRUSTS: 0.8%
Real Estate: 0.8%
4,853	NorthStar Realty Finance Corp.	85,316
2,933	Winthrop Realty Trust	45,725
Total Real Estate Investment Trusts (Cost: $125,287) (a)		131,041

See Notes to Financial Statements

48

Principal
Amount		Value

ASSET-BACKED SECURITY: 0.9% (Cost: $152,913)
$150,000	Sealane Trade Finance 14.23%, 02/12/16 (f) # Reg S	$149,625
CORPORATE BONDS: 7.9%
Basic Materials: 0.4%
168,000	Momentive Performance Materials, Inc. 11.50%, 02/09/15 (c) (d) *	2,590
295,000	Sidetur Finance BV 10.00%, 02/09/15 (c) (d) * Reg S	61,950
		64,540
Consumer, Cyclical: 2.7%
84,494	Chukchansi Economic Development Authority 10.25%, 05/30/16 (c) 144A	51,964
128,000	Claire’s Stores, Inc. 8.88%, 03/15/15 (c)	104,320
109,000	JC Penney Corp., Inc. 5.65%, 06/01/20	85,020
140,300	Neebo, Inc. 15.00%, 02/09/15 (c) 144A	145,912
67,000	The Bon-Ton Department Stores, Inc. 10.63%, 02/09/15 (c)	67,000
		454,216
Energy: 0.6%
100,000	Enercoal Resources Pte Ltd. 9.25%, 04/07/18 (d) (p) Reg S	20,500
37,000	EPL Oil & Gas, Inc. 8.25%, 02/15/15 (c)	28,305
128,000	Tristan Oil Ltd. 34.44%, 02/09/15 (c) ^ Reg S	49,280
		98,085
Financial: 2.4%
	Banco Cruzeiro do Sul SA
280,000	7.00%, 07/08/24 (d) * #	74,200
125,000	8.00%, 09/17/12 (d) * #	33,125
315,000	8.25%, 01/20/16 (d) * # Reg S	83,475
450,000	8.50%, 02/20/15 (d) * # Reg S	123,750
85,000	General Shopping Investments Ltd. 12.00%, 03/20/17 (c) Reg S	77,350
		391,900
Industrial: 0.5%
	Tervita Corp.
37,000	8.00%, 11/15/15 (c) 144A	31,820
76,000	10.88%, 11/15/15 (c) 144A	46,740
		78,560
Telecommunication Services: 1.3%
85,000	Alaska Communications Systems Group, Inc. 6.25%, 05/01/18	80,856
58,250	Maxcom Telecomunicaciones, SAB de CV 6.00%, 06/15/17 (c) (s)	50,153
92,000	United States Cellular Corp. 6.70%, 12/15/33	90,825
		221,834
Total Corporate Bonds (Cost: $1,756,412) (a)		1,309,135
Number of
Shares		Value

CLOSED-END FUND: 0.8% (Cost: $118,245)
6,991	ASA Gold and Precious Metals Ltd. * $	126,065
EXCHANGE TRADED FUNDS: 3.9%
516	Deutsche X-trackers 2010 Target Date ETF	12,890
184	Deutsche X-trackers 2020 Target Date ETF	5,161
6,400	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	238,144
159	Deutsche X-trackers In Target Date ETF	4,611
396	Global X MSCI Nigeria ETF	4,186
500	Kraneshares E Fund China Commercial Paper ETF	17,395
732	Market Vectors ChinaAMC A-Share ETF *	32,713
7,029	VelocityShares Daily Inverse VIX Short Term ETN *	218,883
4,849	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	111,915
Total Exchange Traded Funds (Cost: $636,510) (a)		645,898
OPTIONS PURCHASED: 0.4%
3,800	Activision Blizzard, Inc. Call ($20, expiring 02/20/15)	4,522
700	BioMarin Pharmaceutical, Inc. Put ($80, expiring 01/17/15)	140
3,300	CBOE SPX Volatility Call ($18, expiring 01/21/15)	6,831
6,400	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF Put ($40, expiring 01/17/15)	20,480
1,000	Energy Select Sector SPDR Fund Put ($75, expiring 01/17/15)	600
1,500	iPATH S&P 500 VIX Short-Term Futures ETN Call ($34, expiring 01/17/15)	2,115
11,700	iShares 20+ Year Treasury Bond ETF Put ($105, expiring 01/17/15)	117
5,400	iShares MSCI EAFE ETF Put ($63, expiring 01/17/15)	9,450
3,000	iShares Russell 2000 ETF Put $111, expiring 02/20/15)	3,990
4,300	JC Penney Co., Inc. Put ($8, expiring 01/17/15)	6,407
3,100	Lorillard, Inc. Call ($63, expiring 03/20/15)	8,928
1,300	Lorillard, Inc. Call ($60, expiring 03/20/15)	6,526
4,700	Materials Select Sector SPDR Fund Put ($46, expiring 01/17/15)	752
4,900	Powershares QQQ Trust Series 1 Put ($99, expiring 01/17/15)	2,450
5,900	United States Oil Fund LP Call ($28, expiring 01/17/15)	59
Total Options Purchased (Cost: $122,067)		73,367

See Notes to Financial Statements

49

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of
Shares		Value

MONEY MARKET FUND: 21.8% (Cost: $3,627,509)
3,627,510	AIM Treasury Portfolio - Institutional Class	$3,627,509
Total Investments: 93.3% (Cost: $15,864,119)		15,497,780
Other assets less liabilities: 6.7%		1,115,554
NET ASSETS: 100.0%		$16,613,334
SECURITIES SOLD SHORT: (44.2)%
COMMON STOCKS: (8.7)%
Capital Goods: (1.1)%
(1,362)	American Woodmark Corp. *	$(55,079)
(1,702)	FreightCar America, Inc.	(44,780)
(631)	GATX Corp.	(36,308)
(1,633)	Rush Enterprises, Inc. *	(52,338)
		(188,505)
Consumer Durables & Apparel: (0.4)%
(493)	Brunswick Corp.	(25,271)
(93)	Oxford Industries, Inc.	(5,135)
(1,272)	Steven Madden Ltd. *	(40,488)
		(70,894)
Consumer Services: (0.2)%
(723)	Bob Evans Farms, Inc.	(37,003)
Diversified Financials: (0.2)%
(255)	Credit Acceptance Corp. *	(34,785)
Energy: (0.1)%
(1,175)	Crestwood Midstream Partners LP	(17,836)
Food, Beverage & Tobacco: (0.3)%
(614)	Dr Pepper Snapple Group, Inc.	(44,012)
Health Care Equipment & Services: (0.4)%
(927)	Computer Programs & Systems, Inc.	(56,315)
(551)	Cynosure, Inc. *	(15,108)
		(71,423)
Household & Personal Products: (0.4)%
(502)	Kimberly-Clark Corp.	(58,001)
Materials: (0.1)%
(503)	LSB Industries, Inc. *	(15,814)
Media: (2.6)%
(8,000)	News Corp. *	(125,520)
(7,999)	Twenty-First Century Fox, Inc.	(307,202)
		(432,722)
Retailing: (0.4)%
(124)	Rent-A-Center, Inc.	(4,504)
(2,028)	Select Comfort Corp. *	(54,817)
		(59,321)
Semiconductor: (0.9)%
(1,665)	Power Integrations, Inc.	(86,147)
(1,430)	Silicon Laboratories, Inc. *	(68,097)
		(154,244)
Number of
Shares		Value

Software & Services: (0.8)%
(1,021)	ACI Worldwide, Inc. *	$(20,594)
(256)	Alibaba Group Holding Ltd. *	(26,609)
(1,593)	Pegasystems, Inc.	(33,087)
(2,891)	The Western Union Co.	(51,778)
		(132,068)
Technology Hardware & Equipment: (0.6)%
(8,284)	Emulex Corp. *	(46,970)
(1,084)	Harmonic, Inc. *	(7,599)
(2,986)	QLogic Corp. *	(39,774)
		(94,343)
Utilities: (0.2)%
(723)	Huaneng Power International, Inc.	(39,165)
Total Common Stocks (Proceeds: $(1,415,620))		(1,450,136)

Principal
Amount

CORPORATE BONDS: (0.6)% (Proceeds: $(101,486))
Software & Services: (0.6)%
$(97,000)	IAC/InterActiveCorp. 4.88%, 03/02/15 (c)	(99,182)

Number
of Shares

EXCHANGE TRADED FUNDS: (34.9)%
(628)	Consumer Discretionary Select Sector SPDR Fund	(45,310)
(734)	Consumer Staples Select Sector SPDR Fund	(35,592)
(596)	Deutsche X-trackers 2030 Target Date ETF	(17,612)
(18,528)	Energy Select Sector SPDR Fund	(1,466,676)
(293)	Global X MSCI Nigeria ETF	(3,097)
(846)	Industrial Select Sector SPDR Fund	(47,858)
(34,970)	iShares MSCI Emerging Markets ETF	(1,373,971)
(937)	iShares Russell 2000 ETF	(112,131)
(1,195)	iShares Silver Trust *	(17,997)
(732)	Market Vectors ChinaAMC A-Share ETF *	(32,713)
(53,028)	Market Vectors Gold Miners ETF	(974,655)
(21,791)	Market Vectors Junior Gold Miners ETF	(521,459)
(4,304)	Market Vectors Semiconductor ETF	(235,084)
(790)	Materials Select Sector SPDR Fund	(38,378)
(618)	Powershares QQQ Trust, Series 1	(63,808)
(3,862)	SPDR Barclays High Yield Bond ETF	(149,112)
(3,219)	SPDR S&P 500 ETF Trust	(661,504)
Total Exchange Traded Funds (Proceeds: $(6,988,103))		(5,796,957)
Total Securities Sold Short (Proceeds: $(8,505,209))		$(7,346,275)

See Notes to Financial Statements

50

Number of
Shares		Value

WRITTEN OPTIONS: (0.1)%
(3,200)	Activision Blizzard, Inc. Put ($21, expiring 02/20/15)	$(4,800)
(700)	BioMarin Pharmaceutical, Inc. Call ($95, expiring 01/17/15)	(1,085)
(3,300)	CBOE SPX Volatility Call ($25, expiring 01/21/15)	(2,805)
(6,400)	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF Call ($40, expiring 01/17/15)	(2,240)
(1,000)	Energy Select Sector SPDR Fund Put ($69, expiring 06/19/15)	(2,110)
(1,500)	iPATH S&P 500 VIX Short-Term Futures ETN Call ($39, expiring 01/17/15)	(1,125)
Number of
Shares		Value

WRITTEN OPTIONS: (continued)
(2,200)	iShares MSCI EAFE ETF Put ($59, expiring 01/17/15)	$(704)
(1,300)	iShares Russell 2000 ETF Put ($102, expiring 01/17/15)	(156)
(1,300)	Lorillard, Inc. Put ($53, expiring 03/20/15)	(1,059)
(2,600)	Lorillard, Inc. Put ($50, expiring 03/20/15)	(1,716)
(4,900)	Powershares QQQ Trust Series 1 Put ($93, expiring 01/17/15)	(686)
Total Written Options (Premiums received: $(25,915))		$(18,486)

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
NVDR	— Non-Voting Depositary Receipt
THB	— Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $16,211,271.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,110,275 which represents 6.7% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $8,163 which represents 0.0% of net assets.
ø	Restricted Security - the aggregate value of restricted securities is $1,073 or 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $276,436, or 1.7% of net assets.

See Notes to Financial Statements

51

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2014 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
TPT Acquisition, Inc.	11/15/2012	110	$12,807	$1,073	0.0%

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2014 is set forth below:

Affiliates	Value 12/31/13	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/14
Market Vectors ChinaAMC A-Share ETF	$—	$427,523	$420,321	$17,921	$—	$32,713
Market Vectors ChinaAMC A-Share ETF(1)	—	—	25,268	—	—	(32,713)
Market Vectors Egypt Index ETF	—	449,492	441,969	(7,523)	—	—
Market Vectors Gold Miners ETF	—	8,979	9,610	631	—	—
Market Vectors Gold Miners ETF(1)	(1,408,704)	728,274	575,978	190,297	—	(974,655)
Market Vectors Junior Gold Miners ETF	—	538,720	537,958	(762)	—	—
Market Vectors Junior Gold Miners ETF(1)	—	—	519,508	—	—	(521,459)
Market Vectors Oil Services ETF(1)	—	457,391	500,918	43,527	—	—
Market Vectors Russia ETF	—	40,598	34,931	(5,667)	—	—
Market Vectors Semiconductor ETF(1)	(82,400)	312,621	453,527	(14,467)	—	(235,084)
Market Vectors Vietnam ETF	—	130,852	131,877	1,026	1,020	—
	$(1,491,104)	$3,094,450	$3,651,865	$224,983	$1,020	$(1,731,198)

(1) Represents short position.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Consumer Discretionary	9.8%	$1,516,357
Consumer Staples	2.9	445,123
Energy	8.5	1,315,191
Financials	7.2	1,114,794
Health Care	2.5	394,105
Industrials	6.8	1,057,756
Information Technology	9.3	1,434,177
Materials	12.5	1,945,436
Telecommunication Services	1.9	296,034
Utilities	0.3	47,208
Asset-Backed Security	1.0	149,625
Closed-End Fund	0.8	126,065
Corporate Bonds	8.4	1,309,135
Exchange Traded Funds	4.2	645,898
Options Purchased	0.5	73,367
Money Market Fund	23.4	3,627,509
	100.0%	$15,497,780

See Notes to Financial Statements

52

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Long positions	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$18,182	$—	$—	$18,182
Banks	313,396	178,349	—	491,745
Capital Goods	436,727	—	—	436,727
Commercial & Professional Services	221,994	—	—	221,994
Consumer Durables & Apparel	43,673	—	—	43,673
Consumer Services	344,657	—	—	344,657
Consumer Staples	44,989	—	—	44,989
Diversified Financials	21,329	—	—	21,329
Energy	1,314,118	—	1,073	1,315,191
Food & Staples Retailing	254,372	—	—	254,372
Food Beverage & Tobacco	145,762	—	—	145,762
Health Care Equipment & Services	147,405	—	—	147,405
Industrial	21,172	—	—	21,172
Insurance	147,147	154,458	—	301,605
Materials	1,945,436	—	—	1,945,436
Media	634,753	—	—	634,753
Pharmaceuticals, Biotechnology	246,700	—	—	246,700
Real Estate	5,739	163,335	—	169,074
Retailing	475,092	—	—	475,092
Semiconductor	470,757	—	—	470,757
Software & Services	288,053	141,795	—	429,848
Technology Hardware & Equipment	526,482	—	7,090	533,572
Telecommunication Services	296,034	—	—	296,034
Transportation	377,863	—	—	377,863
Utilities	47,208	—	—	47,208
Real Estate Investment Trusts*	131,041	—	—	131,041
Asset-Backed Security	—	149,625	—	149,625
Corporate Bonds*	—	1,309,135	—	1,309,135
Closed-End Fund	126,065	—	—	126,065
Exchange Traded Funds	645,898	—	—	645,898
Options Purchased	73,367	—	—	73,367
Money Market Fund	3,627,509	—	—	3,627,509
Total	$13,392,920	$2,096,697	$8,163	$15,497,780

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Short positions	Prices	Inputs	Inputs	Value
Common Stocks*	$(1,450,136)	$—	$—	$(1,450,136)
Corporate Bonds*	—	(99,182)	—	(99,182)
Exchange Traded Funds	(5,796,957)	—	—	(5,796,957)
Total	$(7,247,093)	$(99,182)	$—	$(7,346,275)
Other Financial Instruments:
Written Options	$(18,486)	$—	$—	$(18,486)

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
	Long Positions
		Technology Hardware &
	Energy	Equipment
Balance as of December 31, 2013	$—	$6,847
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(907)	243
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	1,980	—
Balance as of December 31, 2014	$1,073	$7,090

Transfers from Level 2 to Level 3 resulted primarily from limited trading activity.

See Notes to Financial Statements

53

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

Principal
Amount			Value

CORPORATE BONDS: 31.2%
Argentina: 6.5%
		IRSA Inversiones y Representaciones SA
USD	76,000	8.50%, 01/13/15 (c) Reg S	$76,684
	5,550,000	11.50%, 07/20/20 Reg S	6,154,950
		YPF SA
	2,205,880	7.73%, 08/15/18 (f) Reg S	2,216,909
	6,176,464	7.73%, 08/15/18 (f) Reg S	6,207,346
			14,655,889
Bermuda: 1.1%
	2,323,000	Inkia Energy Ltd. 8.38%, 04/04/16 (c) Reg S	2,485,610
British Virgin Islands: 3.3%
	787,000	State Grid Overseas Investment 2013 Ltd. 3.13%, 05/22/23 Reg S	771,843
		State Grid Overseas Investment 2014 Ltd.
	4,140,000	4.13%, 05/07/24 Reg S	4,361,064
	2,179,000	4.85%, 05/07/44 Reg S	2,429,422
			7,562,329
Canada: 2.4%
		Pacific Rubiales Energy Corp.
	2,842,000	5.13%, 03/28/18 (c) Reg S	2,252,285
	4,103,000	5.63%, 01/19/20 (c) Reg S	3,159,310
			5,411,595
Cayman Islands: 2.8%
		Alibaba Group Holding Ltd.
	3,947,000	3.60%, 08/28/24 (c) 144A	3,922,896
	2,386,000	4.50%, 05/28/34 (c) 144A	2,460,803
			6,383,699
Mexico: 0.0%
	380,000	Corp. GEO, SAB de CV 9.25%, 06/30/15 (c) (d) * Reg S	23,180
Peru: 1.2%
	2,188,000	Banco de Credito del Peru 9.75%, 11/06/19 (c) Reg S	2,669,360
United Kingdom: 0.5%
	1,264,000	Fresnillo Plc 5.50%, 11/13/23 Reg S	1,245,040
Venezuela: 6.3%
		Petroleos de Venezuela SA
	8,013,000	5.50%, 04/12/37 Reg S	2,796,537
	7,884,000	6.00%, 05/16/24 Reg S	2,995,920
	13,024,000	6.00%, 11/15/26 Reg S	4,818,880
	2,355,000	9.00%, 11/17/21 Reg S	1,042,088
	6,000,000	9.75%, 05/17/35 Reg S	2,685,000
			14,338,425
Principal
Amount			Value

Vietnam: 7.1%
USD	18,700,000	Debt and Asset Trading Corp. 1.00%, 01/21/15 (c) Reg S	$10,378,500
		Vingroup JSC
	3,019,000	11.63%, 11/07/16 (c) Reg S	3,200,140
	2,366,000	11.63%, 11/07/16 (c) 144A	2,507,960
			16,086,600
Total Corporate Bonds (Cost: $71,843,605)			70,861,727
FOREIGN GOVERNMENT OBLIGATIONS: 56.1%
Argentina: 3.9%
		Provincia de Buenos Aires
	8,574,499	4.00%, 05/15/35 (s) Reg S	4,973,209
EUR	5,874,351	4.00%, 05/15/35 (s) Reg S	3,891,772
			8,864,981
Brazil: 10.1%
USD	4,538,000	Brazil Government International Bond 4.25%, 01/07/25	4,543,673
		Nota do Tesouro Nacional, Series F
BRL	8,680,000	10.00%, 01/01/17	3,118,488
	17,209,000	10.00%, 01/01/23	5,756,851
	28,651,000	10.00%, 01/01/25	9,440,516
			22,859,528
Chile: 8.2%
		Chile Government International Bond
EUR	773,000	1.63%, 01/30/25	939,578
USD	7,523,000	3.13%, 03/27/25	7,523,000
	11,249,000	3.63%, 10/30/42	10,264,713
			18,727,291
China / Hong Kong: 6.6%
		China Government Bond
CNY	20,000,000	3.48%, 06/29/27 Reg S	3,229,736
	46,500,000	3.95%, 06/29/43 Reg S	7,142,847
	19,000,000	4.00%, 05/22/24 Reg S	3,231,657
	8,000,000	4.29%, 05/22/29 Reg S	1,366,910
			14,971,150
Colombia: 1.0%
USD	2,210,000	Colombia Government International Bond 4.00%, 11/26/23 (c)	2,265,250
Israel: 4.6%
	10,200,000	Israel Government International Bond 4.50%, 01/30/43	10,463,160
Mexico: 6.3%
		Mexico Government International Bond
	3,971,000	3.60%, 01/30/25	3,976,957
	2,960,000	5.55%, 01/21/45	3,448,400
	6,284,000	5.75%, 10/12/10	6,786,720
			14,212,077

See Notes to Financial Statements

54

Principal
Amount			Value

Peru: 4.8%
USD	9,154,000	Peru Government International Bond 5.63%, 11/18/50	$10,824,605
Philippines: 4.5%
		Philippines Government International Bond
	3,930,000	4.20%, 01/21/24	4,273,875
	5,034,000	5.00%, 01/13/37	5,902,365
			10,176,240
South Korea: 4.4%
		Republic of Korea
	3,219,000	3.88%, 09/11/23	3,532,112
	4,362,000	4.13%, 06/10/44	5,102,842
	1,035,000	5.63%, 11/03/25	1,293,750
			9,928,704
Vietnam: 1.7%
		Vietnam Government International Bond
	952,000	4.00%, 02/06/15 (c) (s)	937,720
	2,870,000	4.80%, 11/19/24 144A	2,963,275
			3,900,995
Total Foreign Government Obligations (Cost: $125,553,086)			127,193,981
Number
of Shares		Value

MONEY MARKET FUND: 7.4% (Cost: $16,718,308)
16,718,308	AIM Treasury Portfolio - Institutional Class	$16,718,308
Total Investments: 94.7% (Cost: $214,114,999)		214,774,016
Other assets less liabilities: 5.3%		11,914,645
NET ASSETS: 100.0%		$226,688,661

BRL	— Brazilian Real
CNY	— Chinese Yuan
EUR	— Euro
USD	— United States Dollar

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-Income producing
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $11,854,934, or 5.2% of net assets.

As of December 31, 2014, the Fund had the following open forward foreign currency contracts:

				Unrealized
Counterparty	Contracts to deliver	In Exchange For	Settlement Date	Appreciation
State Street Bank And Trust Company	EUR 4,150,225	USD 5,093,571	1/23/2015	$70,627

See Notes to Financial Statements

55

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	0.6%	$1,245,040
Communications	3.0	6,383,699
Energy	13.1	28,174,275
Financial	11.6	24,987,594
Government	59.2	127,193,981
Industrial	0.0	23,180
Utilities	4.7	10,047,939
Money Market Fund	7.8	16,718,308
	100.0%	$214,774,016

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$70,861,727	$—	$70,861,727
Foreign Government Obligations*	—	127,193,981	—	127,193,981
Money Market Fund	16,718,308	—	—	16,718,308
Total	$16,718,308	$198,055,708	$—	$214,774,016

*	See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

56

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VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

Assets:	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund
Investments, at value
Unaffiliated issuers (1)	$274,946,367	$313,163,769	$3,295,121,701
Affiliated issuers (2)	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Cash	—	90,194	—
Cash denominated in foreign currency, at value (3)	—	1,871,292	—
Deposits with broker for securities sold short, options written and swap contracts	360,000 (b)	—	—
Receivables:
Investments sold	—	528,479	156,786
Shares of beneficial interest sold	4,916,838	3,794,677	43,103,577
Due from Adviser	—	—	—
Dividends and interest	76	141,574	1,503,298
Prepaid expenses	11,179	66,165	235,478
Other assets	—	—	1,290
Total assets	280,234,460	319,656,150	3,340,122,130
Liabilities:
Securities sold short
Unaffiliated issuers (4)	—	—	—
Affiliated issuers (5)	—	—	—
Written options, at value (6)	—	—	—
Total return swap contracts, at value	20,643,061	—	—
Payables:
Dividends on securities sold short	—	—	—
Interest on securities sold short	—	—	—
Investments purchased	—	—	—
Line of credit	—	—	—
Shares of beneficial interest redeemed	6,724,800	1,204,411	20,455,621
Due to Adviser	112,650	145,710	2,579,039
Due to custodian	—	—	156,768
Due to Distributor	7,672	46,252	313,239
Deferred Trustee fees	54,803	42,922	1,085,704
Accrued expenses	249,777	1,116,114	2,125,849
Total liabilities	27,792,763	2,555,409	26,716,220
NET ASSETS	$252,441,697	$317,100,741	$3,313,405,910
Class A Shares:
Net Assets	$32,483,841	$108,775,328	$609,884,920
Shares of beneficial interest outstanding	5,337,864	7,639,799	15,682,796
Net asset value and redemption price per share	$6.09	$14.24	$38.89
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$6.46	$15.11	$41.26
Class C Shares:
Net Assets		$27,199,445	$202,213,217
Shares of beneficial interest outstanding		2,080,003	5,891,265
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$13.08	$34.32
Class I Shares:
Net Assets	$173,828,614	$101,117,729	$2,142,878,518

Shares of beneficial interest outstanding	28,206,061	6,802,783	53,154,393
Net asset value, offering and redemption price per share	$6.16	$14.86	$40.31
Class Y Shares:
Net Assets	$46,129,242	$80,008,239	$358,429,255
Shares of beneficial interest outstanding	7,499,259	5,582,166	9,112,301
Net asset value, offering and redemption price per share	$6.15	$14.33	$39.33
Net Assets consist of:
Aggregate paid in capital	$272,741,567	$321,723,550	$3,507,419,233
Net unrealized appreciation (depreciation)	(18,863,717)	15,350,122	(18,754,238)
Undistributed (accumulated) net investment income (loss)	(1,436,153)	(25,570)	(1,090,871)
Accumulated net realized gain (loss)	—	(19,947,361)	(174,168,214)
	$252,441,697	$317,100,741	$3,313,405,910
(1) Cost of Investments - Unaffiliated issuers	$274,944,059	$296,992,028	$3,313,876,355
(2) Cost of Investments - Affiliated issuers	$—	$—	$—
(3) Cost of cash denominated in foreign currency	$—	$1,930,845	$—
(4) Proceeds for securities sold short - Unaffiliated issuers	$—	$—	$—
(5) Proceeds for securities sold short - Affiliated issuers	$—	$—	$—
(6) Premiums received for written options	$—	$—	$—

(a)	Represents Consolidated Statement of Assets and Liabilities.
(b)	Represents segregated cash collateral for swap contracts held at the broker.

See Notes to Financial Statements

58

International Investors Gold Fund (a)	Long/Short Equity Index Fund	Multi-Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund

$529,717,991	$4,775,947	$15,465,067	$214,774,016
11,171,718	—	32,713	—
—	—	—	70,627
—	—	98,779	1,318,546
34,582	—	619,412	6,183,448
—	719,443	7,673,425	—

45,251,411	2,236,105	1,303,136	20,303,999
4,081,223	40,189	84,314	8,312,516
—	26,043	—	—
216,069	3,856	105,123	3,602,600
86,125	106	358	69,145
—	—	—	19,782
590,559,119	7,801,689	25,382,327	254,654,679

—	986,825	5,582,364	—
—	—	1,763,911	—
—	—	18,486	—
—	—	—	—

—	—	4,194	—
—	—	407	—
15,200,673	2,174,422	1,062,765	26,944,373
22,924,805	—	—	—
3,305,798	—	17,361	731,699
348,332	—	4,179	141,209
—	—	—	—
107,354	69	1,843	13,798
232,587	124	11,709	37,137
1,390,086	42,207	301,774	97,802
43,509,635	3,203,647	8,768,993	27,966,018
$547,049,484	$4,598,042	$16,613,334	$226,688,661

$281,579,558	$364,853	$7,615,893	$36,989,716
35,190,453	40,710	850,226	4,523,759
$8.00	$8.96	$8.96	$8.18
$8.49	$9.51	$9.51	$8.68

$52,915,764		$533,974	$6,714,041
7,313,149		60,811	836,988

$7.24		$8.78	$8.02

$166,371,390	$3,986,885	$2,819,888	$135,420,800
16,725,285	443,356	308,625	16,445,531
$9.95	$8.99	$9.14	$8.23

$46,182,772	$246,304	$5,643,579	$47,564,104
5,713,521	27,404	618,197	5,787,616
$8.08	$8.99	$9.13	$8.22

$912,919,209	$4,553,810	$15,280,792	$244,103,590
(81,189,812)	(63,226)	726,686	638,596
(57,909,523)	3,028	(28,237)	(107,764)
(226,770,390)	104,430	634,093	(17,945,761)
$547,049,484	$4,598,042	$16,613,334	$226,688,661
$609,409,441	$4,777,747	$15,838,995	$214,114,999
$12,666,920	$—	$25,124	$—
$34,582	$—	$626,932	$6,125,707
$—	$925,399	$5,714,348	$—
$—	$—	$2,790,861	$—
$—	$—	$25,915	$—

See Notes to Financial Statements

59

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund
Income:
Dividends - unaffiliated issuers	$2,144	$4,333,387	$54,156,765
Dividends - affiliated issuers	—	—	—
Interest	154,746	—	4,882
Foreign taxes withheld	(32)	(267,243)	(914,396)
Total income	156,858	4,066,144	53,247,251
Expenses:
Management fees	2,443,387	1,795,179	40,395,272
Dividends on securities sold short	—	—	—
Distribution fees - Class A	146,576	291,418	2,339,397
Distribution fees - Class C	—	260,171	3,047,437
Transfer agent fees - Class A	89,091	158,851	1,564,596
Transfer agent fees - Class C	—	60,814	537,543
Transfer agent fees - Class I	27,664	22,251	151,505
Transfer agent fees - Class Y	68,432	96,069	589,802
Administration fees	—	598,393	—
Custodian fees	19,373	135,925	198,491
Professional fees	70,361	85,960	493,667
Registration fees - Class A	39,466	32,270	53,038
Registration fees - Class C	—	27,062	18,068
Registration fees - Class I	37,047	23,526	94,691
Registration fees - Class Y	64,465	23,173	109,263
Reports to shareholders	36,944	34,475	411,791
Insurance	7,558	5,495	131,803
Trustees’ fees and expenses	66,698	23,191	599,582
Interest	100	929	—
Interest on securities sold short	—	—	—
Other	7,004	6,547	123,468
Total expenses	3,124,166	3,681,699	50,859,414
Waiver of management fees	(809,688)	(180,750)	(985,805)
Expenses assumed by the Adviser	—	—	—
Net expenses	2,314,478	3,500,949	49,873,609
Net investment income (loss)	(2,157,620)	565,195	3,373,642
Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	42	1,040,890	(84,701,374)
Investments sold - affiliated issuers	—	—	—
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(445,442)	430,078
Swap contracts	(53,813,371)	—	—
Options purchased	—	—	—
Written options	—	—	—
Securities sold short - unaffiliated issuers	—	—	—
Securities sold short - affiliated issuers	—	—	—
Futures contracts	—	—	—
Net realized gain (loss)	(53,813,329)	595,448	(84,271,296)
Net change in unrealized appreciation (depreciation) on:
Investments, options purchased and written options (c)	(12,007)	(9,930,250)	(731,160,216)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(46,817)	(299,701)
Securities sold short - unaffiliated issuers	—	—	—
Securities sold short - affiliated issuers	—	—	—
Swap contracts	(19,171,799)	—	—
Change in net unrealized appreciation (depreciation)	(19,183,806)	(9,977,067)	(731,459,917)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(75,154,755)	$(8,816,424)	$(812,357,571)

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $97,140 and $856 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.
(c)	Net of foreign taxes of $750,560 and $7,058 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

60

International Investors Gold Fund (a)	Long/Short Equity Index Fund	Multi-Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund

$4,632,107	$48,341	$332,749	$847
—	—	1,020	—
—	—	244,583	14,499,203
(553,275)	—	(4,979)	—
4,078,832	48,341	573,373	14,500,050

5,125,138	26,766	475,494	1,588,699
—	13,101	131,398	—
974,868	645	31,327	104,970
721,554	—	2,825	58,893
668,525	7,931	30,363	46,549
188,138	—	13,698	20,310
20,727	7,176	13,738	28,105
107,874	8,543	20,594	26,785
1,780,500	—	—	—
71,166	4,188	126,459	50,629
208,442	70,504	91,522	60,439
33,791	10,090	22,570	22,937
32,383	—	21,707	21,000
46,323	10,090	22,106	26,098
26,372	10,090	28,925	20,908
138,796	28,161	22,947	21,143
25,751	89	2,751	4,982
64,567	1,967	6,562	55,414
889	7	646	944
—	—	7,297	—
14,989	3,101	29,046	6,515
10,250,793	202,449	1,101,975	2,165,320
(405,955)	(26,766)	(308,094)	(84,451)
—	(134,772)	—	—
9,844,838	40,911	793,881	2,080,869
(5,766,006)	7,430	(220,508)	12,419,181

(32,491,577)	272,321	1,085,890	(12,925,679)
—	—	5,625	—

(890)	—	(7,749)	(61,315)
—	—	34,706	—
—	—	(231,450)	—
—	—	291,994	—
—	(12,189)	(26,470)	—
—	—	219,357	—
—	—	(1,446)	—
(32,492,467)	260,132	1,370,457	(12,986,994)

(2,064,344)	(24,980)	(2,516,469)	909,173

(3,611)	—	(7,670)	(9,025)
—	(61,881)	281,481	—
—	—	84,748	—
—	—	—	—
(2,067,955)	(86,861)	(2,157,910)	900,148
$(40,326,428)	$180,701	$(1,007,961)	$332,335

See Notes to Financial Statements

61

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income (loss)	$(2,157,620)	$(1,345,784)	$565,195	$40,160
Net realized gain (loss)	(53,813,329)	(14,373,018)	595,448	13,157,079
Net increase from payments from Adviser (See Note 3)	—	24,470	—	—
Net change in unrealized appreciation (depreciation)	(19,183,806)	687,819	(9,977,067)	3,561,224
Net increase (decrease) in net assets resulting from operations	(75,154,755)	(15,006,513)	(8,816,424)	16,758,463

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	(177,185)	—	(578,979)
Class C Shares	—	—	—	(117,414)
Class I Shares	—	(319,100)	—	(44,588)
Class Y Shares	—	(148,461)	—	(152,910)
	—	(644,746)	—	(893,891)
Net realized gains
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—
	—	—	—	—
Total dividends and distributions	—	(644,746)	—	(893,891)

Share transactions:
Proceeds from sale of shares
Class A Shares	39,189,388	81,997,406	54,754,005	89,451,296
Class C Shares	—	—	10,320,203	11,376,868
Class I Shares	176,413,007	85,575,005	109,141,022	9,847,083
Class Y Shares	77,577,015	61,152,838	71,338,157	34,964,939
	293,179,410	228,725,249	245,553,387	145,640,186
Reinvestment of dividends and distributions
Class A Shares	—	144,345	—	475,361
Class C Shares	—	—	—	77,521
Class I Shares	—	318,578	—	44,588
Class Y Shares	—	42,339	—	70,092
	—	505,262	—	667,562
Cost of shares redeemed
Class A Shares	(66,991,939)	(60,361,938)	(78,224,357)	(57,166,643)
Class C Shares	—	—	(7,783,055)	(8,283,624)
Class I Shares	(83,443,214)	(7,726,358)	(13,891,689)	(4,550,770)
Class Y Shares	(70,598,516)	(30,296,636)	(25,193,304)	(25,024,877)
	(221,033,669)	(98,384,932)	(125,092,405)	(95,025,914)
Net increase (decrease) in net assets resulting from share transactions	72,145,741	130,845,579	120,460,982	51,281,834
Total increase (decrease) in net assets	(3,009,014)	115,194,320	111,644,558	67,146,406

Net Assets:
Beginning of year	255,450,711	140,256,391	205,456,183	138,309,777
End of year #	$252,441,697	$255,450,711	$317,100,741	$205,456,183
# Including undistributed (accumulated) net investment income (loss)	$(1,436,153)	$(1,415,148)	$(25,570)	$(936,681)

*	Commencement of operations
(a)	Represents Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

62

Global Hard Assets Fund		International Investors Gold Fund (a)		Long/Short Equity Index Fund		Multi-Manager Alternatives Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Period Ended December 12, 2013* through December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$3,373,642	$6,297,527	$(5,766,006)	$(4,370,729)	$7,430	$1,723	$(220,508)	$(145,138)
(84,271,296)	36,385,743	(32,492,467)	(137,407,189)	260,132	782	1,370,457	1,681,334
—	—	—	—	—	—	—	—
(731,459,917)	368,081,165	(2,067,955)	(460,508,310)	(86,861)	23,635	(2,157,910)	487,896
(812,357,571)	410,764,435	(40,326,428)	(602,286,228)	180,701	26,140	(1,007,961)	2,024,092

(662,984)	(321,328)	—	(2,652,441)	(491)	—	—	—
(254,456)	(118,083)	—	(559,663)	—	—	—	—
(2,217,090)	(700,703)	—	(1,004,903)	(5,986)	—	—	—
(400,578)	(133,305)	—	(306,785)	(362)	—	—	—
(3,535,108)	(1,273,419)	—	(4,523,792)	(6,839)	—	—	—

—	—	—	—	(11,187)	—	(52,456)	(380,133)
—	—	—	—	—	—	(2,985)	(14,403)
—	—	—	—	(136,390)	—	(19,315)	(354,956)
—	—	—	—	(8,261)	—	(38,812)	(73,820)
—	—	—	—	(155,838)	—	(113,568)	(823,312)
(3,535,108)	(1,273,419)	—	(4,523,792)	(162,677)	—	(113,568)	(823,312)

185,567,608	214,485,786	87,932,956	128,533,098	269,523	119,156	5,034,109	8,243,632
21,038,436	26,596,480	15,370,020	19,375,655	—	—	514,433	459,148
742,105,303	671,036,986	87,359,682	145,767,779	3,000,000	800,060	271,400	5,530,438
335,642,063	193,753,756	47,265,453	51,239,316	219,138	100,060	9,124,705	7,252,756
1,284,353,410	1,105,873,008	237,928,111	344,915,848	3,488,661	1,019,276	14,944,647	21,485,974

534,597	249,586	—	2,248,165	11,677	—	50,866	340,181
188,400	85,413	—	432,764	—	—	2,942	14,283
1,930,285	614,560	—	980,829	142,375	—	18,622	211,377
311,051	83,579	—	177,220	8,622	—	38,641	73,701
2,964,333	1,033,138	—	3,838,978	162,674	—	111,071	639,542

(454,046,034)	(514,793,575)	(128,993,849)	(232,272,588)	(34,246)	—	(14,134,474)	(27,944,654)
(101,088,073)	(139,837,863)	(25,702,155)	(47,132,502)	—	—	(646,454)	(211,429)
(438,805,267)	(503,373,195)	(69,440,233)	(45,026,793)	—	—	(13,004,448)	(1,371,606)
(298,019,095)	(193,756,008)	(26,497,534)	(66,816,234)	(82,487)	—	(6,653,616)	(15,408,245)
(1,291,958,469)	(1,351,760,641)	(250,633,771)	(391,248,117)	(116,733)	—	(34,438,992)	(44,935,934)
(4,640,726)	(244,854,495)	(12,705,660)	(42,493,291)	3,534,602	1,019,276	(19,383,274)	(22,810,418)
(820,533,405)	164,636,521	(53,032,088)	(649,303,311)	3,552,626	1,045,416	(20,504,803)	(21,609,638)

4,133,939,315	3,969,302,794	600,081,572	1,249,384,883	1,045,416	—	37,118,137	58,727,775
$3,313,405,910	$4,133,939,315	$547,049,484	$600,081,572	$4,598,042	$1,045,416	$16,613,334	$37,118,137
$(1,090,871)	$(862,903)	$(57,909,523)	$(79,687,241)	$3,028	$1,731	$(28,237)	$(21,230)

See Notes to Financial Statements

63

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconstrained Emerging Markets Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$12,419,181	$9,395,380
Net realized loss	(12,986,994)	(16,869,662)
Net change in unrealized appreciation (depreciation)	900,148	(1,684,288)
Net increase (decrease) in net assets resulting from operations	332,335	(9,158,570)

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(1,847,224)	(305,819)
Class C Shares	(263,600)	(110,379)
Class I Shares	(5,541,054)	(1,936,903)
Class Y Shares	(1,096,025)	(98,125)
	(8,747,903)	(2,451,226)
Return of capital
Class A Shares	(753,745)	(1,483,099)
Class C Shares	(107,560)	(216,552)
Class I Shares	(2,260,980)	(4,634,219)
Class Y Shares	(447,223)	(354,764)
	(3,569,508)	(6,688,634)
Total dividends and distributions	(12,317,411)	(9,139,860)

Share transactions:
Proceeds from sale of shares
Class A Shares	42,346,828	67,260,955
Class C Shares	3,211,571	7,922,875
Class I Shares	35,790,518	73,323,017
Class Y Shares	54,323,495	15,834,703
	135,672,412	164,341,550
Reinvestment of dividends and distributions
Class A Shares	2,387,106	1,275,908
Class C Shares	323,732	222,450
Class I Shares	2,737,963	1,737,567
Class Y Shares	1,076,625	219,443
	6,525,426	3,455,368
Cost of shares redeemed
Class A Shares	(41,623,637)	(31,668,406)
Class C Shares	(1,708,118)	(2,600,820)
Class I Shares	(9,718,018)	(41,859,375)
Class Y Shares	(12,755,553)	(7,275,901)
	(65,805,326)	(83,404,502)
Net increase in net assets resulting from share transactions	76,392,512	84,392,416
Total increase in net assets	64,407,436	66,093,986

Net Assets:
Beginning of year	162,281,225	96,187,239
End of year #	$226,688,661	$162,281,225
# Including undistributed (accumulated) net investment income (loss)	$(107,764)	$(1,257,462)

*	Commencement of operations

See Notes to Financial Statements

64

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2014	2013		2012		2011(a)
Net asset value, beginning of period	$7.59	$8.26		$8.16		$8.88
Income from investment operations:
Net investment loss	(0.13)		(0.05)	(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	(1.37)		(0.60)	0.12			(0.68)
Payment from Adviser	—	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(1.50)		(0.65)	0.10			(0.72)
Less distributions from:
Net investment income	—		(0.02)	—		—
Net asset value, end of period	$6.09	$7.59		$8.26		$8.16
Total return (b)	(19.76)%	(7.87	)%(e)	1.23	%(f)	(8.11	)%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,484	$69,026		$53,628		$36,031
Ratio of gross expenses to average net assets	1.28%		1.31%	1.39%			1.66%
Ratio of net expenses to average net assets	0.95%		0.95%	0.95%			0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%		0.95%	0.95%			0.95%
Ratio of net investment loss to average net assets	(0.89)%		(0.87)%	(0.86)%			(0.91)%
Portfolio turnover rate	0%		0%	0%			0%

	Class I
	Year Ended December 31,
	2014	2013		2012		2011(a)
Net asset value, beginning of period	$7.67	$8.32		$8.19		$8.88
Income from investment operations:
Net investment loss	(0.02)	—		(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(1.49)		(0.63)	0.13			(0.68)
Payment from Adviser	—	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(1.51)		(0.63)	0.13			(0.69)
Less distributions from:
Net investment income	—		(0.02)	—		—
Net asset value, end of period	$6.16	$7.67		$8.32		$8.19
Total return (b)	(19.69)%	(7.57	)%(e)	1.59	%(f)	(7.77	)%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$173,829	$130,176		$56,868		$11,245
Ratio of gross expenses to average net assets	0.85%		0.95%	1.01%			1.71%
Ratio of net expenses to average net assets	0.65%		0.65%	0.65%			0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%		0.65%	0.65%			0.65%
Ratio of net investment loss to average net assets	(0.60)%		(0.57)%	(0.56)%			(0.61)%
Portfolio turnover rate	0%		0%	0%			0%

(a)	Inception date of the fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class A and Class I total return, representing $0.001 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

65

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2014	2013		2012		2011(a)
Net asset value, beginning of period	$7.66	$8.31		$8.18		$8.88
Income from investment operations:
Net investment loss	(0.06)		(0.03)	(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	(1.45)		(0.60)	0.12			(0.69)
Payment from Adviser	—	—	(d)(e)	0.04	(f)	0.05	(g)
Total from investment operations	(1.51)		(0.63)	0.13			(0.70)
Less distributions from:
Net investment income	—		(0.02)	—		—
Net asset value, end of period	$6.15	$7.66		$8.31		$8.18
Total return (b)	(19.71)%	(7.58	)%(e)	1.59	%(f)	(7.88	)%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$46,129	$56,248		$29,760		$7,448
Ratio of gross expenses to average net assets	1.00%		1.07%	1.30%			1.56%
Ratio of net expenses to average net assets	0.70%		0.70%	0.70%			0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%		0.70%	0.70%			0.70%
Ratio of net investment loss to average net assets	(0.65)%		(0.62)%	(0.60)%			(0.66)%
Portfolio turnover rate	0%		0%	0%			0%

(a)	Inception date of the fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon weighted average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

66

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.34	$12.94	$9.92	$13.69		$10.71
Income from investment operations:
Net investment income (loss)	0.03	0.01	0.01	(0.01	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.13)	1.45	3.01	(3.63)		3.06
Total from investment operations	(0.10)	1.46	3.02	(3.64)		3.02
Less distributions from:
Net investment income	—	(0.06)	—	(0.13)		(0.04)
Net asset value, end of year	$14.24	$14.34	$12.94	$9.92		$13.69
Total return (a)	(0.70)%	11.31%	30.44%	(26.58)%		28.17%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$108,775	$133,438	$90,833	$52,253		$108,019
Ratio of gross expenses to average net assets	1.54%	1.63%	1.67%	1.76%		1.74%
Ratio of net expenses to average net assets	1.54%	1.63%	1.67%	1.76%		1.74%
Ratio of net expenses, excluding interest expense, to average net assets	1.54%	1.63%	1.67%	1.76%		1.74%
Ratio of net investment income (loss) to average net assets	0.27%	0.13%	(0.04)%	(0.11)%		(0.31)%
Portfolio turnover rate	75%	81%	92%	94%		110%

	Class C
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$13.29	$12.11	$9.36	$13.01		$10.26
Income from investment operations:
Net investment loss	(0.08)	(0.09)	(0.09)	(0.10	)(b)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.13)	1.33	2.84	(3.42)		2.89
Total from investment operations	(0.21)	1.24	2.75	(3.52)		2.79
Less distributions from:
Net investment income	—	(0.06)	—	(0.13)		(0.04)
Net asset value, end of year	$13.08	$13.29	$12.11	$9.36		$13.01
Total return (a)	(1.58)%	10.27%	29.38%	(27.05)%		27.16%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,199	$25,259	$20,127	$16,611		$27,859
Ratio of gross expenses to average net assets	2.46%	2.63%	2.61%	2.70%		2.61%
Ratio of net expenses to average net assets	2.46%	2.50%	2.50%	2.50%		2.48%
Ratio of net expenses, excluding interest expense, to average net assets	2.46%	2.50%	2.50%	2.50%		2.48%
Ratio of net investment loss to average net assets	(0.69)%	(0.76)%	(0.78)%	(0.86)%		(1.07)%
Portfolio turnover rate	75%	81%	92%	94%		110%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

67

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.88	$13.38	$10.21	$14.01		$10.91
Income from investment operations:
Net investment income	0.08	0.04	0.05	0.05	(b)	0.02
Net realized and unrealized gain (loss) on investments	(0.10)	1.52	3.12	(3.72)		3.12
Total from investment operations	(0.02)	1.56	3.17	(3.67)		3.14
Less distributions from:
Net investment income	—	(0.06)	—	(0.13)			(0.04)
Net asset value, end of year	$14.86	$14.88	$13.38	$10.21		$14.01
Total return (a)	(0.13)%	11.69%	31.05%	(26.19)%			28.75%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$101,118	$10,593	$4,025	$3,019		$4,079
Ratio of gross expenses to average net assets	1.21%	1.77%	2.31%	2.22%			2.23%
Ratio of net expenses to average net assets	1.00%	1.18%	1.25%	1.25%			1.25%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.18%	1.25%	1.25%			1.25%
Ratio of net investment income to average net assets	0.35%	0.36%	0.43%	0.38%			0.18%
Portfolio turnover rate	75%	81%	92%	94%			110%

	Class Y
	Year Ended December 31,
	2014	2013	2012	2011		2010(c)
Net asset value, beginning of period	$14.38	$12.97	$9.92	$13.68		$11.30
Income from investment operations:
Net investment income (loss)	0.09	0.02	0.04	(0.06	)(b)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.14)	1.45	3.01	(3.57)		2.45
Total from investment operations	(0.05)	1.47	3.05	(3.63)		2.42
Less distributions from:
Net investment income	—	(0.06)	—	(0.13)			(0.04)
Net asset value, end of period	$14.33	$14.38	$12.97	$9.92		$13.68
Total return (a)	(0.35)%	11.36%	30.75%	(26.53)%		21.48	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$80,008	$36,166	$23,325	$10,990		$5,920
Ratio of gross expenses to average net assets	1.33%	1.50%	1.51%	2.08%		1.73	%(e)
Ratio of net expenses to average net assets	1.16%	1.50%	1.51%	1.70%		1.70	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.16%	1.50%	1.51%	1.70%		1.70	%(e)
Ratio of net investment income (loss) to average net assets	0.52%	0.18%	0.14%	(0.54)%		(0.77	)%(e)
Portfolio turnover rate	75%	81%	92%	94%		110	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

68

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$48.31	$43.64	$43.34	$52.33		$40.92
Income from investment operations:
Net investment income (loss)	(0.07)	(0.15)	0.05	(0.18	)(b)	(0.20	)(b)
Net realized and unrealized gain (loss) on investments	(9.31)	4.84	1.03	(8.52)		11.83
Total from investment operations	(9.38)	4.69	1.08	(8.70)		11.63
Less dividends and distributions from:
Net investment income	(0.04)	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—	—	(0.53)	(0.24)		—
Total dividends and distributions	(0.04)	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of year	$38.89	$48.31	$43.64	$43.34		$52.33
Total return (a)	(19.41)%	10.74%	2.49%	(16.63)%		28.43%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$609,885	$1,025,779	$1,219,828	$1,673,303		$2,085,492
Ratio of gross expenses to average net assets	1.43%	1.45%	1.45%	1.37%		1.43%
Ratio of net expenses to average net assets	1.38%	1.38%	1.38%	1.37%		1.40%
Ratio of net expenses, excluding interest expense, to average net assets	1.38%	1.38%	1.38%	1.37%		1.40%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.00)%	0.32%	(0.36)%		(0.47)%
Portfolio turnover rate	36%	33%	27%	40%		66%

	Class C
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$42.99	$39.15	$39.29	$47.82		$37.70
Income from investment operations:
Net investment loss	(0.48)	(0.56)	(0.29)	(0.51	)(b)	(0.48	)(b)
Net realized and unrealized gain (loss) on investments	(8.15)	4.42	0.93	(7.73)		10.82
Total from investment operations	(8.63)	3.86	0.64	(8.24)		10.34
Less dividends and distributions from:
Net investment income	(0.04)	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—	—	(0.53)	(0.24)		—
Total dividends and distributions	(0.04)	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of year	$34.32	$42.99	$39.15	$39.29		$47.82
Total return (a)	(20.07)%	9.85%	1.63%	(17.23)%		27.44%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$202,213	$337,441	$418,077	$515,433		$557,023
Ratio of gross expenses to average net assets	2.19%	2.23%	2.21%	2.12%		2.16%
Ratio of net expenses to average net assets	2.19%	2.20%	2.20%	2.12%		2.16%
Ratio of net expenses, excluding interest expense, to average net assets	2.19%	2.20%	2.20%	2.12%		2.16%
Ratio of net investment loss to average net assets	(0.93)%	(0.82)%	(0.48)%	(1.10)%		(1.23)%
Portfolio turnover rate	36%	33%	27%	40%		66%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

69

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$49.89	$44.89	$44.40	$53.40	$41.59
Income from investment operations:
Net investment income (loss)	0.13	0.22	0.37	0.01 (b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investments	(9.67)	4.80	0.90	(8.72)	12.05
Total from investment operations	(9.54)	5.02	1.27	(8.71)	12.03
Less dividends and distributions from:
Net investment income	(0.04)	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—	—	(0.53)	(0.24)	—
Total dividends and distributions	(0.04)	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of year	$40.31	$49.89	$44.89	$44.40	$53.40
Total return (a)	(19.12)%	11.17%	2.86%	(16.31)%		28.93%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,142,879	$2,340,890	$1,943,088	$1,637,440	$1,650,962
Ratio of gross expenses to average net assets	1.02%	1.03%	1.02%	1.01%		1.05%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of net investment income (loss) to average net assets	0.27%	0.39%	0.76%	0.02%		(0.04)%
Portfolio turnover rate	36%	33%	27%	40%		66%

	Class Y
	Year Ended December 31,
	2014	2013	2012	2011	2010(c)
Net asset value, beginning of period	$48.74	$43.92	$43.50	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.06	0.10	0.35	0.01 (b)	(0.03	)(b)
Net realized and unrealized gain (loss) on investments	(9.43)	4.74	0.85	(8.63)	8.97
Total from investment operations	(9.37)	4.84	1.20	(8.62)	8.94
Less dividends and distributions from:
Net investment income	(0.04)	(0.02)	(0.25)	(0.05)		(0.22)
Net realized gains	—	—	(0.53)	(0.24)	—
Total dividends and distributions	(0.04)	(0.02)	(0.78)	(0.29)		(0.22)
Net asset value, end of period	$39.33	$48.74	$43.92	$43.50	$52.41
Total return (a)	(19.22)%	11.01%	2.76%	(16.45)%	20.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$358,429	$429,829	$388,310	$274,811	$61,210
Ratio of gross expenses to average net assets	1.16%	1.19%	1.16%	1.17%	1.10	%(e)
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.13%	1.10	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.13%	1.13%	1.13%	1.10	%(e)
Ratio of net investment income (loss) to average net assets	0.13%	0.24%	0.65%	0.01%	(0.10	)%(e)
Portfolio turnover rate	36%	33%	27%	40%	66	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

70

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$8.52		$16.81		$19.08		$24.70		$18.92
Income from investment operations:
Net investment loss	(0.09	)(b)	(0.06	)(b)	(0.10	)(b)	(0.16	)(b)	(0.22	)(b)
Net realized and unrealized gain (loss) on investments	(0.43)		(8.16)		(1.75)		(5.15)		9.78
Total from investment operations	(0.52)		(8.22)		(1.85)		(5.31)		9.56
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of year	$8.00		$8.52		$16.81		$19.08		$24.70
Total return (a)	(6.10)%		(48.91)%		(9.61)%		(21.52)%		50.99%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$281,580		$339,483		$811,802		$988,039		$1,359,014
Ratio of gross expenses to average net assets	1.47%		1.46%		1.29%		1.20%		1.25%
Ratio of net expenses to average net assets	1.45%		1.45%		1.29%		1.20%		1.25%
Ratio of net expenses, excluding interest expense, to average net assets	1.45%		1.45%		1.29%		1.20%		1.25%
Ratio of net investment loss to average net assets	(0.88)%		(0.54)%		(0.52)%		(0.68)%		(0.98)%
Portfolio turnover rate	43%		40%		30%		24%		33%

	Class C
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$7.76		$15.44		$17.71		$23.13		$18.01
Income from investment operations:
Net investment loss	(0.15	)(b)	(0.14	)(b)	(0.22	)(b)	(0.31	)(b)	(0.36	)(b)
Net realized and unrealized gain (loss) on investments	(0.37)		(7.47)		(1.63)		(4.80)		9.26
Total from investment operations	(0.52)		(7.61)		(1.85)		(5.11)		8.90
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of year	$7.24		$7.76		$15.44		$17.71		$23.13
Total return (a)	(6.70)%		(49.29)%		(10.36)%		(22.11)%		49.89%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$52,916		$65,979		$174,907		$221,214		$285,973
Ratio of gross expenses to average net assets	2.34%		2.30%		2.09%		1.96%		1.95%
Ratio of net expenses to average net assets	2.20%		2.20%		2.09%		1.96%		1.95%
Ratio of net expenses, excluding interest expense, to average net assets	2.20%		2.20%		2.09%		1.96%		1.95%
Ratio of net investment loss to average net assets	(1.63)%		(1.29)%		(1.33)%		(1.43)%		(1.68)%
Portfolio turnover rate	43%		40%		30%		24%		33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year.
The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

71

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$10.54		$20.67		$23.28		$29.97		$22.34
Income from investment operations:
Net investment loss	(0.05	)(b)	(0.01	)(b)	(0.04	)(b)	(0.10	)(b)	(0.20	)(b)
Net realized and unrealized gain (loss) on investments	(0.54)		(10.05)		(2.15)		(6.28)		11.61
Total from investment operations	(0.59)		(10.06)		(2.19)		(6.38)		11.41
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of year	$ 9.95		$10.54		$20.67		$23.28		$29.97
Total return (a)	(5.60)%		(48.67)%		(9.34)%		(21.30)%		51.47%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$166,371		$160,524		$166,567		$111,604		$86,982
Ratio of gross expenses to average net assets	1.07%		1.08%		0.96%		0.91%		1.01%
Ratio of net expenses to average net assets	1.00%		1.00%		0.96%		0.91%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		1.00%		0.96%		0.91%		1.00%
Ratio of net investment loss to average net assets	(0.43)%		(0.08)%		(0.20)%		(0.35)%		(0.74)%
Portfolio turnover rate	43%		40%		30%		24%		33%

	Class Y
	Year Ended December 31,
	2014		2013		2012		2011		2010(c)
Net asset value, beginning of period	$ 8.58		$16.88		$19.12		$24.72		$21.56
Income from investment operations:
Net investment loss	(0.06	)(b)	(0.03	)(b)	(0.06	)(b)	(0.08	)(b)	(0.14	)(b)
Net realized and unrealized gain (loss) on investments	(0.44)		(8.20)		(1.76)		(5.21)		7.08
Total from investment operations	(0.50)		(8.23)		(1.82)		(5.29)		6.94
Less dividends and distributions from:
Net investment income	—		(0.07)		—		(0.31)		(2.09)
Net realized gains	—		—		(0.42)		—		(1.69)
Total dividends and distributions	—		(0.07)		(0.42)		(0.31)		(3.78)
Net asset value, end of period	$ 8.08		$ 8.58		$16.88		$19.12		$24.72
Total return (a)	(5.83)%		(48.76)%		(9.44)%		(21.42)%		32.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$46,183		$34,096		$96,108		$78,106		$19,105
Ratio of gross expenses to average net assets	1.31%		1.34%		1.08%		1.10%		1.11	%(e)
Ratio of net expenses to average net assets	1.13%		1.20%		1.08%		1.10%		1.11	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.13%		1.20%		1.08%		1.10%		1.11	%(e)
Ratio of net investment loss to average net assets	(0.55)%		(0.30)%		(0.31)%		(0.34)%		(0.82	)%(e)
Portfolio turnover rate	43%		40%		30%		24%		33	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

72

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended
	December 31,
	2014	2013(a)
Net asset value, beginning of period	$9.11	$8.88
Income from investment operations:
Net investment income (loss)	(0.01)	0.01
Net realized and unrealized gain on investments	0.19	0.22
Total from investment operations	0.18	0.23
Less dividends and distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.32)	—
Total dividends and distributions	(0.33)	—
Net asset value, end of period	$8.96	$9.11
Total return (b)	2.00%	2.59	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$365	$122
Ratio of gross expenses to average net assets (e)	10.84%	59.49	%(d)
Ratio of net expenses to average net assets (e)	1.27%	1.29	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.95%	0.95	%(d)
Ratio of net investment income (loss) to average net assets (e)	(0.06)%	2.77	%(d)
Portfolio turnover rate	411%	14	%(c)

	Class I
	Year Ended
	December 31,
	2014	2013(a)
Net asset value, beginning of period	$9.11	$8.88
Income from investment operations:
Net investment income	0.01	0.02
Net realized and unrealized gain on investments	0.20	0.21
Total from investment operations	0.21	0.23
Less dividends and distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.32)	—
Total dividends and distributions	(0.33)	—
Net asset value, end of period	$8.99	$9.11
Total return (b)	2.33%	2.59	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,987	$821
Ratio of gross expenses to average net assets (e)	4.04%	53.09	%(d)
Ratio of net expenses to average net assets (e)	0.97%	0.99	%(d)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (e)	0.65%	0.65	%(d)
Ratio of net investment income to average net assets (e)	0.20%	3.14	%(d)
Portfolio turnover rate	411%	14	%(c)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

73

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended
	December 31,
	2014	2013(a)
Net asset value, beginning of period	$9.11	$8.88
Income from investment operations:
Net investment income	— (b)	0.02
Net realized and unrealized gain on investments	0.21	0.21
Total from investment operations	0.21	0.23
Less dividends and distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.32)	—
Total dividends and distributions	(0.33)	—
Net asset value, end of period	$8.99	$9.11
Total return (c)	2.33%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$246	$103
Ratio of gross expenses to average net assets (f)	13.09%	54.60	%(e)
Ratio of net expenses to average net assets (f)	1.01%	1.04	%(e)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (f)	0.70%	0.70	%(e)
Ratio of net investment income to average net assets (f)	0.13%	3.08	%(e)
Portfolio turnover rate	411%	14	%(d)

(a)	For the period December 12, 2013 (commencement of operations) through December 31, 2013.
(b)	Amount represents less than $0.005 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

74

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of year	$9.36		$9.08		$8.97	$9.30	$9.00
Income from investment operations:
Net investment loss	(0.09	)(c)	(0.05	)(c)	(0.18)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.25)		0.54		0.30	(0.06)	0.51
Total from investment operations	(0.34)		0.49		0.12	(0.23)	0.42
Less dividends and distributions from:
Net investment income	—		—		(0.01)	(0.05)	(0.03)
Net realized gains	(0.06)		(0.21)		—	(0.05)	(0.09)
Total dividends and distributions	(0.06)		(0.21)		(0.01)	(0.10)	(0.12)
Net asset value, end of year	$8.96		$9.36		$9.08	$8.97	$9.30
Total return (b)	(3.60)%		5.46%		1.38%	(2.38)%	4.67%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$7,616		$17,046		$35,860	$41,271	$38,278
Ratio of gross expenses to average net assets (f)	3.63%		3.07%		2.95%	2.52%	2.59%
Ratio of net expenses to average net assets (f)	2.87%		2.79%		2.95%	2.52%	2.59%
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (f)	2.40%		2.40%		2.30%	2.24%	2.28%
Ratio of net investment loss to average net assets (f)	(0.95)%		(0.52)%		(1.57)%	(1.94)%	(1.33)%
Portfolio turnover rate	271%		249%		242%	249%	275%

	Class C
	Year Ended December 31,
	2014		2013		2012(a)
Net asset value, beginning of period	$9.25		$9.04		$9.21
Income from investment operations:
Net investment loss	(0.15	)(c)	(0.11	)(c)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.26)		0.53		(0.15)
Total from investment operations	(0.41)		0.42		(0.16)
Less dividends and distributions from:
Net investment income	—		—		(0.01)
Net realized gains	(0.06)		(0.21)		—
Total dividends and distributions	(0.06)		(0.21)		(0.01)
Net asset value, end of period	$8.78		$9.25		$9.04
Total return (b)	(4.40)%		4.71%		(1.69	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$534		$681		$414
Ratio of gross expenses to average net assets (f)	16.69%		15.67%		42.99	%(e)
Ratio of net expenses to average net assets (f)	3.78%		3.61%		3.64	%(e)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (f)	3.15%		3.15%		2.94%
Ratio of net investment loss to average net assets (f)	(1.70)%		(1.22)%		(0.65	)%(e)
Portfolio turnover rate	271%		249%		242	%(d)

(a)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

75

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of year	$9.51		$9.18		$9.04	$9.33	$9.01
Income from investment operations:
Net investment loss	(0.04	)(c)	—	(c)(d)	(0.13)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.27)		0.54		0.28	(0.09)	0.49
Total from investment operations	(0.31)		0.54		0.15	(0.19)	0.44
Less dividends and distributions from:
Net investment income	—		—		(0.01)	(0.05)	(0.03)
Net realized gains	(0.06)		(0.21)		—	(0.05)	(0.09)
Total dividends and distributions	(0.06)		(0.21)		(0.01)	(0.10)	(0.12)
Net asset value, end of year	$9.14		$9.51		$9.18	$9.04	$9.33
Total return (b)	(3.23)%		5.94%		1.70%	(1.95)%	4.89%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,820		$15,985		$11,180	$10,648	$6,651
Ratio of gross expenses to average net assets (g)	3.14%		2.97%		2.81%	2.25%	2.35%
Ratio of net expenses to average net assets (g)	2.34%		2.40%		2.60%	2.23%	2.31%
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (g)	1.95%		1.95%		1.95%	1.95%	2.00%
Ratio of net investment income (loss) to average net assets (g)	(0.47)%		(0.02)%		(1.17)%	(1.18)%	(1.05)%
Portfolio turnover rate	271%		249%		242%	249%	275%

	Class Y
	Year Ended December 31,
	2014		2013		2012	2011	2010(a)
Net asset value, beginning of period	$9.50		$9.17		$9.02	$9.32	$9.12
Income from investment operations:
Net investment loss	(0.07	)(c)	(0.01	)(c)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.24)		0.55		0.19	(0.14)	0.35
Total from investment operations	(0.31)		0.54		0.16	(0.20)	0.32
Less dividends and distributions from:
Net investment income	—		—		(0.01)	(0.05)	(0.03)
Net realized gains	(0.06)		(0.21)		—	(0.05)	(0.09)
Total dividends and distributions	(0.06)		(0.21)		(0.01)	(0.10)	(0.12)
Net asset value, end of period	$9.13		$9.50		$9.17	$9.02	$9.32
Total return (b)	(3.23)%		5.95%		1.82%	(2.06)%	3.51	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,644		$3,406		$11,273	$6,232	$385
Ratio of gross expenses to average net assets (g)	4.15%		3.11%		3.09%	2.35%	2.28	%(f)
Ratio of net expenses to average net assets (g)	2.61%		2.35%		2.62%	2.28%	2.27	%(f)
Ratio of net expenses, excluding dividends and interest on securities sold short and interest expense, to average net assets (g)	2.00%		2.00%		2.00%	2.00%	1.95	%(f)
Ratio of net investment loss to average net assets (g)	(0.76)%		(0.11)%		(1.07)%	(1.81)%	(1.48	)%(f)
Portfolio turnover rate	271%		249%		242%	249%	275	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $.005 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

76

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class A
	Year Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$8.55	$9.54	$8.88
Income from investment operations:
Net investment income	0.54	0.44	0.25
Net realized and unrealized gain (loss) on investments	(0.37)	(0.87)	0.73
Total from investment operations	0.17	(0.43)	0.98
Less dividends and distributions from:
Net investment income	(0.38)	(0.14)	(0.24)
Net realized gains	—	—	(0.08)
Return of capital	(0.16)	(0.42)	—
Total dividends and distributions	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$8.18	$8.55	$9.54
Total return (b)	1.83%	(4.70)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,990	$35,983	$3,602
Ratio of gross expenses to average net assets	1.32%	1.42%	1.67	%(d)
Ratio of net expenses to average net assets	1.25%	1.25%	1.25	%(d)
Ratio of net expenses, excluding interest expense,to average net assets	1.25%	1.25%	1.25	%(d)
Ratio of net investment income to average net assets	6.04%	6.23%	5.88	%(d)
Portfolio turnover rate	410%	556%	190	%(c)

	Class C
	Year Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$8.45	$9.50	$8.88
Income from investment operations:
Net investment income	0.46	0.46	0.37
Net realized and unrealized gain (loss) on investments	(0.35)	(0.95)	0.57
Total from investment operations	0.11	(0.49)	0.94
Less dividends and distributions from:
Net investment income	(0.38)	(0.14)	(0.24)
Net realized gains	—	—	(0.08)
Return of capital	(0.16)	(0.42)	—
Total dividends and distributions	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$8.02	$8.45	$9.50
Total return (b)	1.11%	(5.37)%	10.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,714	$5,254	$533
Ratio of gross expenses to average net assets	2.60%	2.59%	2.81	%(d)
Ratio of net expenses to average net assets	1.95%	1.95%	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95%	1.95%	1.95	%(d)
Ratio of net investment income to average net assets	5.37%	5.60%	4.80	%(d)
Portfolio turnover rate	410%	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

77

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class I
	Year Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$8.58	$9.54	$8.88
Income from investment operations:
Net investment income	0.55	0.54	0.23
Net realized and unrealized gain (loss) on investments	(0.36)	(0.94)	0.75
Total from investment operations	0.19	(0.40)	0.98
Less dividends and distributions from:
Net investment income	(0.38)	(0.14)	(0.24)
Net realized gains	—	—	(0.08)
Return of capital	(0.16)	(0.42)	—
Total dividends and distributions	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$8.23	$8.58	$9.54
Total return (b)	2.06%	(4.38)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$135,421	$112,437	$91,197
Ratio of gross expenses to average net assets	0.95%	1.02%	1.03	%(d)
Ratio of net expenses to average net assets	0.95%	0.95%	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95%	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	6.38%	6.56%	6.67	%(d)
Portfolio turnover rate	410%	556%	190	%(c)

	Class Y
	Year Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of period	$8.57	$9.54	$8.88
Income from investment operations:
Net investment income	0.50	0.47	0.43
Net realized and unrealized gain (loss) on investments	(0.31)	(0.88)	0.55
Total from investment operations	0.19	(0.41)	0.98
Less dividends and distributions from:
Net investment income	(0.38)	(0.14)	(0.24)
Net realized gains	—	—	(0.08)
Return of capital	(0.16)	(0.42)	—
Total dividends and distributions	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$8.22	$8.57	$9.54
Total return (b)	2.06%	(4.49)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$47,564	$8,607	$855
Ratio of gross expenses to average net assets	1.08%	1.48%	1.74	%(d)
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00	%(d)
Ratio of net investment income to average net assets	6.14%	6.61%	5.78	%(d)
Portfolio turnover rate	410%	556%	190	%(c)

(a)	For the period July 09, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

78

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of seven portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Index Fund (formerly Long/Short Equity Fund), Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Long/Short Equity Index Fund seeks total return by maintaining long and short positions in exchange traded products. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Closed-end publicly listed fund investments are valued at the official market closing price. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Futures contracts are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee appointed by the Board of Trustees. The Pricing Committee provides
79

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Consolidated financial statements of the CM Commodity Index Fund and the International Investors Gold Fund, present the financial position and results of operations for these Funds, respectively and their wholly owned Subsidiaries. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2014, the CM Commodity Index Fund and International Investors Gold Fund held $51,631,131 and $27,818 in their Subsidiaries, representing 20% and 0% of each Fund’s net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiaries of the CM Commodity Index Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the CM Commodity Index Fund and the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
80

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for the Unconstrained Emerging Markets Bond Fund which are declared and paid monthly). Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Securities Sold Short—The Funds, except for CM Commodity Index Fund, may invest in short sales. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities in the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained for the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. As of December 31, 2014, the Long/Short Equity Index Fund and the Multi-Manager Alternatives Fund held securities sold short, which are reflected in the Schedules of Investments.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

H.	Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. As of December 31, 2014, the Funds held no structured notes.

I.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

J.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Emerging Markets Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at December 31, 2014 are reflected in the Schedules of Investments.

K.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative
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contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedules of Investments.

At December 31, 2014, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

	Asset Derivatives	Liabilities Derivatives
	Foreign	Commodities
	Currency Risk	Futures Risk	Equity Risk
CM Commodity Index Fund
Swap contracts[1]	$—	$20,643,061	$—
Multi-Manager Alternatives Fund
Written Options[2]	—	—	18,486
Unconstrained Emerging Markets Bond Fund
Forward foreign currency contracts[3]	70,627	—	—

[1]	Statements of Assets and Liabilities location: Total return swap contracts, at value
[2]	Statements of Assets and Liabilities location: Written options, at value
[3]	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2014, were as follows:

	Commodities			Interest Rate	Foreign
	Futures Risk	Credit Risk	Equity Risk	Risk	Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$(53,813,371)	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(19,171,799)	—	—	—	—
Multi-Manager Alternatives Fund
Realized gain (loss):
Futures contracts[3]	—	—	—	(1,446)	—
Forward foreign currency contracts[4]	—	—	—	—	(2,367)
Swap contracts[1]	—	34,706	—	—	—
Written options[5]	—	—	291,994	—	—
Net change in unrealized appreciation (depreciation):
Written options[6]	—	—	(13,703)	—	—
Unconstrained Emerging Markets Bond Fund
Realized gain (loss):
Forward foreign currency contracts[4]	—	—	—	—	538,520
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[7]	—	—	—	—	49,914

[1]	Statements of Operations location: Net realized gain (loss) on swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statements of Operations location: Net realized gain (loss) on futures contracts
[4]	Statements of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[5]	Statements of Operations location: Net realized gain (loss) on written options
[6]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options
[7]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
82

Credit Default Swaps—The Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The aforementioned Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk and to provide protection against default of the issuers. As a buyer of protection, the Funds generally receive an amount up to the notional value of the swap if a credit event occurs. The Multi-Manager Alternatives Fund held credit default swaps for one month during the year ended December 31, 2014 with an average notional amount of $750,000. At December 31, 2014 the Funds held no credit default swaps.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts at December 31, 2014 are reflected in the Schedules of Investments. The Multi-Manager Alternatives Fund held forward foreign currency contracts for three months during the year ended December 31, 2014 with an average unrealized depreciation of $154. The Unconstrained Emerging Markets Bond Fund held forward foreign currency contracts for six months during the year ended December 31, 2014 with an average unrealized appreciation of $59,313.

Futures Contracts—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. CM Commodity Index Fund and Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Multi-Manager Alternatives Fund held futures contracts for one month during the year ended December 31, 2014 with an average market value of $(3,044). As of December 31, 2014, the Funds held no futures contracts.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain in the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the

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(continued)

term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following transactions in put and call options written during the year ended December 31, 2014:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2013	(508)	$(69,349)
Options opened	—	—
Options written	(4,913)	(969,402)
Options exercised	197	87,200
Options expired	1,258	106,248
Options closed	3,682	819,388
Options outstanding at December 31, 2014	(284)	$(25,915)

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the CM Commodity Index Fund at December 31, 2014 is reflected in the Fund’s Schedule of Investments. The average monthly notional amount was $323,184,769 during the year ended December 31, 2014.

L.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments.

The tables below present both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, subject to a master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2014. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2014.

Net Amounts
		Gross Amounts	of Liabilities	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amounts of	Statement of	Statements of	and
	Recognized	Assets and	Assets and	Collateral	Net
	Assets	Liabilities	Liabilities	Received	Amount
Unconstrained Emerging Markets Bond Fund
Forward foreign currency contracts	$70,627	$—	$70,627	$—	$70,627

Net Amounts
		Gross Amounts	of Liabilities	Financial
	Gross	Offset in the	Presented in the	Instruments
	Amounts of	Statement of	Statements of	and
	Recognized	Assets and	Assets and	Collateral	Net
	Liabilities	Liabilities	Liabilities	Pledged	Amount
CM Commodity Index Fund
Total return swap contracts	$20,643,061	$—	$20,643,061	$(20,643,061)	$ —
Multi-Manager Alternatives Fund
Written Options	$18,486	$—	$18,486	$(18,486)	$ —
84

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Index Fund and Unconstrained Emerging Markets Bond Fund. Van Eck Absolute Return Advisers Corporation (“VEARA”) is the investment adviser to the CM Commodity Index Fund and its Cayman subsidiary. Effective May 1, 2014, VEARA has replaced VEAC as the investment adviser of the Multi-Manager Alternatives Fund. VEARA is a wholly owned subsidiary of VEAC, and collectively with VEAC is referred to as the “Adviser”.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate

CM Commodity Index Fund	0.75%

Emerging Markets Fund	0.75%

Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter

International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

Long/Short Equity Index Fund	0.65%

Multi-Manager Alternatives Fund	1.00% of the net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in underlying funds; and 1.60% of the net assets with respect to all other assets of the Fund

Unconstrained Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter

As of December 31, 2014, the Multi-Manager Alternatives Fund had four sub-advisers, Coe Capital Management, LLC, Hunting Hill Global Capital, LLC, SW Asset Management, LLC, and Tiburon Capital Management, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended December 31, 2014, the Adviser reduced management fees charged by $168 due to such investments on the Multi-Manager Alternatives Fund. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, at least until May 1, 2015 (for Long/Short Equity Index Fund through May 1, 2016), to voluntarily waive management fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2014, are as follows:

	Expense	Waiver of	Expenses Assumed
	Limitations	Management Fees	by the Adviser
CM Commodity Index Fund
Class A	0.95%	$196,787	$—
Class I	0.65	395,492	—
Class Y	0.70	217,409	—
Emerging Markets Fund
Class A (a)	1.60%	—	—
Class C	2.50	—	—
Class I	1.00	87,416	—
Class Y (b)	1.10	93,334	—
Global Hard Assets Fund
Class A	1.38%	459,659	—
Class C	2.20	—	—
Class I	1.00	391,434	—
Class Y	1.13	134,712	—
International Investors Gold Fund
Class A	1.45%	66,174	—
Class C	2.20	102,819	—
Class I	1.00	145,602	—
Class Y (c)	1.10	91,360	—
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(continued)

	Expense	Waiver of	Expenses Assumed
	Limitations	Management Fees	by the Adviser
Long/Short Equity Index Fund
Class A	0.95%	$1,675	$23,063
Class I	0.65	23,786	88,654
Class Y	0.70	1,305	23,055
Multi-Manager Alternatives Fund
Class A	2.40%	94,711	—
Class C	3.15	36,448	—
Class I	1.95	103,632	—
Class Y	2.00	73,303	—
Unconstrained Emerging Markets Bond Fund
Class A	1.25%	27,145	—
Class C	1.95	38,415	—
Class I	0.95	—	—
Class Y	1.00	18,891	—

(a)	Effective May 1, 2014, the expense limitations for Class A changed from 1.95% to 1.60%.
(b)	Effective May 1, 2014, the expense limitations for Class Y changed from 1.70% to 1.10%.
(c)	Effective May 1, 2014, the expense limitations for Class Y changed from 1.20% to 1.10%.

The Adviser agreed to reimburse the CM Commodity Index Fund through January 14, 2013 for certain swap trading costs as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2011
CM Commodity Index Fund	$24,470	$519,638	$161,543

This reimbursement is reflected in the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Emerging Markets Fund, and for the International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2014, the Adviser received $598,393 from the Emerging Markets Fund and $1,780,500 from the International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2014, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $1,686,548 in sales loads relating to the sale of shares of the Funds, of which $1,460,406 was reallowed to broker/dealers and the remaining $226,142 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2014 were as follows:

	Cost of	Proceeds from	Cost of Short
	Investments	Investments	Sales	Proceeds from
Fund	Purchased	Sold	Purchased	Short Sales
CM Commodity Index Fund	$—	$—	$—	$—
Emerging Markets Fund	291,226,528	170,000,514	—	—
Global Hard Assets Fund	1,437,103,136	1,496,038,943	—	—
International Investors Gold Fund	291,004,796	308,818,202	—	—
Long/Short Equity Index Fund	13,871,601	11,283,582	398,541	1,255,987
Multi-Manager Alternatives Fund	51,948,443	67,084,038	36,223,275	35,951,144
Unconstrained Emerging Markets Bond Fund	816,520,441	763,418,030	—	—
86

Note 5—Income Taxes—As of December 31, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CM Commodity Index Fund	$341,838,238	$2,673	$(87,255,994)	$(87,253,321)
Emerging Markets Fund	297,575,422	32,696,589	(17,108,242)	15,588,347
Global Hard Assets Fund	3,351,269,038	551,243,569	(607,390,906)	(56,147,337)
International Investors Gold Fund	684,974,066	125,239,579	(269,325,459)	(144,085,880)
Long/Short Equity Index Fund	4,780,369	—	(4,422)	(4,422)
Multi-Manager Alternatives Fund	16,146,595	851,916	(1,500,731)	(648,815)
Unconstrained Emerging Markets Bond Fund	214,481,331	3,441,187	(3,148,502)	292,685

At December 31, 2014, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
CM Commodity Index Fund	$—	$—	$—	$—	$(54,803)	$(20,245,067)	$(20,299,870)
Emerging Markets Fund	44,526	—	(16,835,509)	(2,555,633)	(42,921)	14,766,728	(4,622,809)
Global Hard Assets Fund	—	—	(95,946,988)	(40,833,711)	(1,085,703)	(56,146,921)	(194,013,323)
International Investors Gold Fund	—	—	(192,606,394)	(29,040,453)	(232,586)	(143,990,292)	(365,869,725)
Long/Short Equity Index Fund*	114,101	—	—	—	(125)	(69,744)	44,232
Multi-Manager Alternatives Fund*	203,507	790,839	—	—	(11,710)	349,906	1,332,542
Unconstrained Emerging Markets Bond Fund	—	—	(1,474,910)	(16,104,519)	(37,137)	201,637	(17,414,929)

* Includes short term capital gains

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
CM Commodity Index Fund	$—	$—	$—	$644,746	$—	$—
Emerging Markets Fund	—	—	—	893,891	—	—
Global Hard Assets Fund	3,535,108	—	—	1,273,419	—	—
International Investors Gold Fund	—	—	—	4,523,792	—	—
Long/Short Equity Index Fund*	162,677	—	—	—	—	—
Multi-Manager Alternatives Fund	—	113,568	—	—	823,312	—
Unconstrained Emerging Markets Bond Fund	8,747,903	—	3,569,508	2,451,226	—	6,688,634

* Includes short term capital gains

Net qualified late-year losses incurred after October 31, 2014 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2014, the Funds intend to defer to January 1, 2015 for federal tax purpose qualified late year losses as follows:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Emerging Markets Fund	$—	$2,555,633
Global Hard Assets Fund	5,165	40,828,546
International Investors Gold Fund	4,539,034	24,501,419
Unconstrained Emerging Markets Bond Fund	—	16,104,519
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At December 31, 2014, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
Emerging Markets Fund	$—	$—	$16,835,509
Global Hard Assets Fund	3,311,471	92,635,517	—
International Investors Gold Fund	82,066,601	110,539,793	—
Unconstrained Emerging Markets Bond Fund	965,505	509,405	—

During the year ended December 31, 2014 the Emerging Markets Fund utilized $1,999,065 of prior year capital loss carryforwards.

During the year ended December 31, 2014 the Unconstrained Emerging Markets Bond Fund utilized $5,705,206 of prior year capital loss carryforwards.

During the year ended December 31, 2014, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, disallowed losses of wholly owned subsidiary, and nontaxable distributions, the Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/ Decrease in Accumulated Net Investment Income/Loss	Increase/ Decrease in Accumulated Net Realized Gain/Loss	Increase/ Decrease in Aggregate Paid in Capital
CM Commodity Index Fund	$2,136,615	$53,813,329	$(55,949,944)
Emerging Markets Fund	345,916	(345,916)	—
Global Hard Assets Fund	(66,502)	756,645	(690,143)
International Investors Gold Fund	27,543,724	(12,533,397)	(15,010,327)
Long/Short Equity Index Fund	706	(638)	(68)
Multi-Manager Alternatives Fund	213,501	(213,879)	378
Unconstrained Emerging Markets Bond Fund	(2,521,580)	2,521,580	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2011-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Swap agreements entered into by the CM Commodity Index Fund and the Multi-Manager Alternatives Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold,

88

silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The Long/Short Equity Index Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

The Long/Short Equity Index Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Market Bond Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Funds may invest in closed-ends funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do no utilize leverage.

At December 31, 2014, the Adviser owned approximately 28% of Class A, 20% of Class I, and 41% of Class Y of the Long/Short Equity Index Fund, and 5% of Class C of the Multi-Manager Alternatives Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	5,312,672	10,356,312	3,768,949	6,488,040
Shares reinvested	—	18,993	—	33,523
Shares redeemed	(9,064,770)	(7,776,257)	(5,436,234)	(4,231,778)
Net increase (decrease)	(3,752,098)	2,599,048	(1,667,285)	2,289,785

Class C
Shares sold			765,393	893,034
Shares reinvested			—	5,898
Shares redeemed			(585,935)	(660,746)
Net increase			179,458	238,186

Class I
Shares sold	23,422,287	11,093,934	7,011,251	728,619
Shares reinvested	—	41,482	—	3,031
Shares redeemed	(12,193,963)	(995,741)	(920,157)	(320,798)
Net increase	11,228,324	10,139,675	6,091,094	410,852

Class Y
Shares sold	10,246,135	7,652,624	4,809,389	2,576,174
Shares reinvested	—	5,527	—	4,929
Shares redeemed	(10,093,556)	(3,893,131)	(1,741,611)	(1,864,957)
Net increase	152,579	3,765,020	3,067,778	716,146

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	3,973,511	4,759,285	8,704,938	11,621,491
Shares reinvested	13,655	5,260	—	275,846
Shares redeemed	(9,536,316)	(11,486,666)	(13,370,053)	(20,344,200)
Net decrease	(5,549,150)	(6,722,121)	(4,665,115)	(8,446,863)
89

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Class C
Shares sold	494,262	658,656	1,768,824	1,814,564
Shares reinvested	5,451	2,021	—	58,477
Shares redeemed	(2,457,065)	(3,489,924)	(2,957,573)	(4,699,170)
Net decrease	(1,957,352)	(2,829,247)	(1,188,749)	(2,826,129)

Class I
Shares sold	15,400,095	14,432,410	7,819,241	10,267,652
Shares reinvested	47,567	12,542	—	97,304
Shares redeemed	(9,212,705)	(10,809,806)	(6,321,799)	(3,194,903)
Net increase	6,234,957	3,635,146	1,497,442	7,170,053

Class Y
Shares sold	6,550,670	4,241,625	4,587,407	4,157,575
Shares reinvested	7,857	1,746	—	21,612
Shares redeemed	(6,264,414)	(4,267,266)	(2,849,260)	(5,898,117)
Net increase (decrease)	294,113	(23,895)	1,738,147	(1,718,930)

	Long/Short Equity Index Fund		Multi-Manager Alternatives Fund
	Year Ended December 31, 2014	Period Ended December 12, 2013* through December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	29,803	13,369	542,663	902,215
Shares reinvested	1,300	—	5,683	36,580
Shares redeemed	(3,762)	—	(1,519,843)	(3,067,018)
Net increase (decrease)	27,341	13,369	(971,497)	(2,128,223)

Class C
Shares sold			57,796	49,647
Shares reinvested			335	1,554
Shares redeemed			(70,965)	(23,388)
Net increase (decrease)			(12,834)	27,813

Class I
Shares sold	337,457	90,097	28,691	589,888
Shares reinvested	15,802	—	2,039	22,368
Shares redeemed	—	—	(1,403,144)	(149,123)
Net increase (decrease)	353,259	90,097	(1,372,414)	463,133

Class Y
Shares sold	24,259	11,268	962,775	786,915
Shares reinvested	958	—	4,237	7,816
Shares redeemed	(9,081)	—	(707,564)	(1,665,867)
Net increase (decrease)	16,136	11,268	259,448	(871,136)
90

	Unconstrained Emerging Markets Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	4,774,048	7,188,679
Shares reinvested	272,719	141,585
Shares redeemed	(4,731,390)	(3,499,621)
Net increase	315,377	3,830,643

Class C
Shares sold	378,871	836,927
Shares reinvested	37,772	25,346
Shares redeemed	(201,217)	(296,837)
Net increase	215,426	565,436

Class I
Shares sold	4,134,941	7,783,665
Shares reinvested	312,936	193,555
Shares redeemed	(1,107,646)	(4,429,620)
Net increase	3,340,231	3,547,600

Class Y
Shares sold	6,168,549	1,714,012
Shares reinvested	124,277	24,861
Shares redeemed	(1,509,559)	(824,206)
Net increase	4,783,267	914,667

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2014
CM Commodity Index Fund	5	$1,251,543	1.36%	$—
Emerging Markets Fund	7	3,564,147	1.34	—
International Investors Gold Fund	32	4,060,147	1.37	22,924,805
Long/Short Equity Index Fund	2	89,740	1.35	—
Multi-Manager Alternatives Fund	62	278,141	1.35	—
Unconstrained Emerging Markets Bond Fund	29	872,192	1.34	—

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the year ended December 31, 2014, the Funds had no securities lending activity.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

91

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

The following dividends from net investment income were declared and paid subsequent to December 31, 2014:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Unconstrained Emerging Markets Bond Fund
Class A	1/23/15	1/22/15	1/23/15	$0.020
Class C	1/23/15	1/22/15	1/23/15	$0.020
Class I	1/23/15	1/22/15	1/23/15	$0.020
Class Y	1/23/15	1/22/15	1/23/15	$0.020
Unconstrained Emerging Markets Bond Fund
Class A	2/23/15	2/20/15	2/23/15	$0.022
Class C	2/23/15	2/20/15	2/23/15	$0.022
Class I	2/23/15	2/20/15	2/23/15	$0.022
Class Y	2/23/15	2/20/15	2/23/15	$0.022
92

VAN ECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Van Eck Funds

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), including the schedules of investments (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), of Van Eck Funds (comprising, respectively, CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Long/Short Equity Index Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund) (the “Funds”) as of December 31, 2014, and the related statements of operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), the statements of changes in net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Van Eck Funds (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) at December 31, 2014, the results of their operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), the changes in their net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

93

VAN ECK FUNDS

TAX INFORMATION

(unaudited)

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction in 2014.

Global Hard Assets Fund	100%
Long/Short Equity Index Fund	18.77%
94

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	13	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	68	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	68	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
95

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
96

VAN ECK FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

Multi-Manager Alternatives Fund (the “Fund”)

At an in-person meeting of the Board of Trustees held on September 22-23, 2014 (the “Meeting”), the Board considered a proposal to authorize Van Eck Absolute Return Advisers Corporation (the “Adviser”) to enter into a new sub-advisory agreement (the “New Agreement”) with Tiburon Capital Management, LLC (“Tiburon”). The New Agreement, which is substantially the same as the current sub-advisory agreement between Tiburon and the Adviser (the “Current Agreement”), would become effective upon the closing of a pending transaction (the “Transaction”) in which Gray & Company, the parent company of Tiburon, will dispose of its ownership interest in Tiburon.

At the Meeting, the Board reviewed and considered information provided by the Adviser and Tiburon relating to the Transaction and the operations of Tiburon following the closing of the Transaction. This information included, among other things, a description of the terms of the New Agreement, the services to be provided by Tiburon and the fees to be paid thereunder; the terms of the Transaction; and information regarding the impact, if any, of the Transaction on Tiburon’s organization, personnel, investment strategies, and key compliance procedures. The Board also considered information about Tiburon previously provided by Tiburon and the Adviser when the Board last approved the continuation of the Current Agreement. A description of the material factors considered by the Board and related conclusions reached in connection with the Board’s approval of the continuation of the Current Agreement in June 2014 is set forth in the Fund’s semi-annual report to shareholders dated June 30, 2014.

In determining whether to approve the New Agreement, in addition to the factors considered by the Board in June 2014, the Board considered the following material factors: (1) the terms of the New Agreement, including the fees payable to Tiburon for sub-advisory services, will be identical to the terms of the Current Agreement (other than the effective dates thereof); (2) the Transaction is not expected to result in a change to the key personnel responsible for managing the assets of the Fund or the investment processes or strategies utilized by such personnel in managing such assets; (3) Tiburon has retained an independent compliance consultant to assist Tiburon in designing new compliance policies and procedures to be implemented upon the closing of the Transaction and the Adviser believes that such policies and procedures will be reasonably designed to prevent violations of the Federal securities laws; and (4) the Adviser has represented to the Board its belief that, following the closing of the Transaction, Tiburon will continue to have the financial and other resources necessary to implement its investment strategies appropriately in pursuing the investment objectives of the Multi-Manager Funds and to satisfy its obligations under the New Agreement.

The Board concluded that, after the closing of the Transaction, Tiburon will continue to be qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies and that the fees payable to Tiburon for its services are reasonable. Accordingly, the Board approved the New Agreement and authorized the Adviser to enter into the New Agreement with Tiburon effective upon the closing of the Transaction.

97

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

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vaneck.com

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653	VEFAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and
     December 31, 2013, were $266,830 and $236,910, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2014 and December 31, 2013, were $49,960 and $41,200, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger and Stelzl and Ms. Pigott currently serve as members of the Audit
     Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Eck Funds

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 10, 2015
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 10, 2015
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 10, 2015
     ----------------